Exhibit 10.11
Dated July 16, 2010
LE GAGA HOLDINGS LIMITED
SHAREHOLDERS’ AGREEMENT

TABLE OF CONTENTS

1.	INFORMATION RIGHTS; BOARD REPRESENTATION	3
2.	REGISTRATION RIGHTS	5
3.	RIGHT OF PARTICIPATION	15
4.	TRANSFER RESTRICTIONS	18
5.	ASSIGNMENT AND AMENDMENT	24
6.	CONFIDENTIALITY AND NON-DISCLOSURE	25
7.	PROTECTIVE PROVISIONS	26
8.	USE OF PROCEEDS	28
9.	GENERAL PROVISIONS	30

LE GAGA HOLDINGS LIMITED
SHAREHOLDERS’ AGREEMENT
     THIS SHAREHOLDERS’ AGREEMENT (the “Agreement”) is made and entered into as of July 16, 2010 by and among:
1.	Le Gaga Holdings Limited, an exempted company incorporated under the laws of Cayman Islands (the “Company”);

2.	China Linong International Limited, a business company incorporated under the laws of the British Virgin Islands (“China Linong”);

3.	Land V. Group Limited, a business company incorporated under the laws of the British Virgin Islands (the “BVI Subsidiary”, and collectively with China Linong, the “BVI Subsidiaries”);

4.	Land V. Limited, a company incorporated under the laws of Hong Kong (the “HK Subsidiary A”);

5.	Hong Kong Linong Limited, a company incorporated under the laws of Hong Kong (the “HK Subsidiary B”, and collectively with the HK Subsidiary A, the “HK Subsidiaries”);

6.	Each of the companies listed on EXHIBIT A hereto, each a wholly foreign owned enterprise organized under the laws of PRC (collectively, the “PRC Subsidiaries” and each a “PRC Subsidiary”; and collectively with the BVI Subsidiaries and the HK Subsidiaries, the “Subsidiaries”);

7.	Each of the existing shareholders of the Company identified in EXHIBIT B hereto (collectively, the “Existing Shareholders” and each, an “Existing Shareholder”);

8.	Natural Scent Limited, a company incorporated under the laws of the British Virgin Islands;

9.	Each of the individuals listed on EXHIBIT C hereto (collectively, the “Founders” and each, a “Founder”);

10.	Each of the entities listed on EXHIBIT D hereto (collectively, the “Series A Holders” and each, a “Series A Holder”);

11.	Each of the entities listed on EXHIBIT E hereto (collectively, the “Series A1 Holders” and each, a “Series A1 Holder”);

12.	Each of the entities listed on EXHIBIT F hereto (collectively, the “Series B Holders” and each, a “Series B Holder”); and

13.	Each of the persons listed on EXHIBIT G hereto (collectively, the “Series B1 Holders” and each, a “Series B1 Holder”). The Series B1 Holders, the Series B Holders, the Series A1 Holders and the Series A Holders are referred to collectively herein as the “Preferred Shareholders” and each individually a “Preferred Shareholder”.
     (the foregoing parties collectively, the “Parties”, and each a “Party”).
RECITALS
A.	China Linong, the BVI Subsidiary, the HK Subsidiaries, the PRC Subsidiaries, the Existing Shareholders, Natural Scent Limited, the Founders and the Preferred Shareholders entered into an amended and restated shareholders’ agreement relating to China Linong dated January 18, 2010 setting forth certain rights and obligations of the parties thereto (the “Linong Shareholders’ agreements”)

B.	On July 16, 2010, the holders of the ordinary shares of China Linong exchanged 1,050,000 ordinary shares of China Linong, par value of US$0.001 each, for 1,050,000,000 ordinary shares of the Company, par value of US$0.01 each, on a pro rata basis, as specified in Exhibit B attached hereto.

C.	On July 16, 2010, the Series A Holder exchanged 215,060 Series A preferred shares of China Linong, par value of US$0.001 each, for 215,060,000 Series A preferred shares of the Company, par value of US$0.01 each (“Series A Shares”) on a pro rata basis, as specified in Exhibit D attached hereto.

D.	On July 16, 2010, the Series A1 Holder exchanged 80,710 Linong Series A1 preferred shares of China Linong, par value of US$0.001 each, for 80,710,000 Series A1 preferred shares of the Company, par value of US$0.01 each (“Series A1 Shares”) on a pro rata basis, as specified in Exhibit E attached hereto.

E.	On July 16, 2010, the Series B Holder exchanged 329,100 Linong Series B preferred shares of China Linong, par value of US$0.001 each, for 329,100,000 Series B preferred shares of the Company, par value of US$0.01 each (“Series B Shares”) on a pro rata basis, as specified in Exhibit F attached hereto.

F.	On July 16, 2010, the Series B1 Holder exchanged 79,127 Linong Series B1 preferred shares of China Linong, par value of US$0.001 each, for 79,217,000 Series B1 preferred shares of the Company, par value of US$0.01 each (“Series B1 Shares”) on a pro rata basis, as specified in Exhibit G attached hereto (this transaction, together with the transactions described in B through E above, the “Share Exchange”).

G.	In connection with the consummation of the Share Exchange, the parties hereto desire to enter into this Agreement to terminate, supersede and replace in its entirety the Linong Shareholders’ agreements and to waive any and all rights they may have thereunder in exchange for their rights hereunder.
AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing recitals, the mutual promises hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
     1. INFORMATION RIGHTS; BOARD REPRESENTATION.
          1.1 Information and Inspection Rights.
               (a) Information Rights. The Company covenants and agrees that, commencing on the date of this Agreement, for so long as (1) 20% of the Series A Shares together with Series A1 Shares (on an as converted basis) are outstanding, or (2) 20% of the Series B Shares together with Series B1 Shares (on an as converted basis) are outstanding, the Company will deliver, unless such rights are waived by each holder of the relevant class of outstanding Preferred Shares, to each holder of the relevant class of outstanding Preferred Shares:
                    (i) audited annual consolidated financial statements, within one hundred and twenty (120) days after the end of each fiscal year, prepared in accordance with the Hong Kong generally accepted accounting principles (the “Hong Kong GAAP”) or International Financial Reporting Standards (“IFRS”) and audited by a “Big 4” accounting firm selected by the board of directors of the Company;
                    (ii) unaudited monthly consolidated financial statements, within thirty (30) days of the end of each month, prepared in accordance with the PRC generally accepted accounting principles (the “PRC GAAP”) or IFRS which shall indicate variances from the annual budget of the Company with respect to key line items;
                    (iii) an annual consolidated budget for the following fiscal year, within thirty (30) days prior to the end of each fiscal year; and
                    (iv) copies of all documents or other information sent to any shareholder (the above rights, collectively, the “Information Rights”). All financial statements to be provided pursuant to this Section 1.1(a) shall include an income statement, a balance sheet and a cash flow statement for the relevant period and shall be prepared in conformance with Hong Kong GAAP except for item (ii) above, which shall be prepared in accordance with PRC GAAP.
               (b) Inspection Rights. The Company further covenants and agrees that, commencing on the date of this Agreement, for so long as any Preferred Shares are outstanding, each holder of Preferred Shares shall have (i) the right to inspect facilities, records and books of the Company and any of its subsidiaries (including any Subsidiary) at any time during regular working hours on reasonable prior notice to the Company, and (ii) the right to discuss the business, operations and conditions of the Company and any of its subsidiaries (including any Subsidiary) with its directors, officers, employees, accountants, legal counsel and investment bankers (the “Inspection Rights”). All such Inspection Rights must be exercised in good faith and reasonably.
               (c) Termination of Rights. The Information Rights and Inspection Rights shall terminate upon consummation of a firm underwritten public offering of the ordinary shares, with a par value of US$0.001 per share, of the Company (the “Ordinary Shares”) in the United States, that has been registered under the United States Securities Act of 1933, as amended from time to time, including any successor statutes (the “Securities Act”), with gross proceeds to the Company in excess of US$70,000,000 (prior to underwriters’ discounts and commissions) and at a pre-public offering market capitalization of at least US$300,000,000, or in a similar public offering of the Ordinary Shares of the Company in another jurisdiction which results in the Ordinary Shares trading publicly on a recognized regional or national securities exchange; provided that such offering satisfies the foregoing gross proceeds and pre-public offering market capitalization requirements (a “Qualified IPO”).
          1.2 Board of Directors.
               (a) Board Representation. The Company’s Memorandum and Articles of Association, as amended (the “Memorandum and Articles”) shall provide that the Company’s Board of Directors (the “Board”) shall consist of an authorized number of no more than seven (7) members, which number of members may not be increased without the Investors’ prior written consent and shall not be changed except pursuant to an amendment to the Memorandum and Articles. So long as Sequoia Capital China I, L.P. and its affiliates (“Sequoia”), whether individually or in the aggregate, hold or remain beneficially interested in at least 20% of the total number of Series A Shares and Series A1 Shares (in aggregate and on an as-converted basis), Sequoia shall be entitled to exclusively nominate, appoint, remove and replace one (1) director (the “Sequoia Representative”). In addition, the Series B Holders shall be entitled to nominate, appoint, remove and replace two (2) directors; provided that SIG China Investments One, Ltd. and its affiliates (“SIG”) shall have the sole and irrevocable right to exercise such rights of nomination, appointment, removal and replacement of one (1) director (the “SIG Representative”), and provided that Pacven Walden Ventures VI, L.P. and its affiliates (“Walden”) shall have the sole and irrevocable right to exercise such rights of nomination, appointment, removal and replacement of one (1) director (the “Walden Representative”, and together with the SIG Representative and Sequoia Representative, the “Investor Representatives” and each an “Investor Representative”), so long as SIG and Walden hold or remain beneficially interested in at least 50% or more of their respective original number of Series B Shares. An Investor Representative shall have the right to appoint alternates or proxies to attend any meeting of the Board. The holders of Ordinary Shares shall be entitled to nominate, appoint, remove and replace the remaining four (4) directors; the Existing Shareholders and the Preferred Shareholders shall vote all their respective Shares to give effect to any such nomination, appointment, removal or replacement. Upon a Qualified IPO, the SIG Representative and Walden Representative shall both resign as directors of the Board.
               (b) Director Expenses. The Company shall bear the reasonable cost associated with a director attending the meetings of the Board, including all reasonable travel and lodging expenses, provided that the prior approval of the Company be obtained before incurrence in excess of US$5,000.
               (c) Compensation Committee of the Board. The Board shall establish a compensation committee of the Board (the “Compensation Committee”) comprising three (3) members to manage certain compensation affairs of the Company, including implementing salary and equity guidelines for the Company, approving compensation packages, severance agreements and employment agreements for all senior managers of the Company and the Subsidiaries (collectively, the “Group Companies” and each a “Group Company”) (including but not limited to the chief executive officer and the chief financial officer of each Group Company) as well as administering the Company’s employee equity incentive plans; provided that, subject to Section 1.2(a), (i) holders of Ordinary Shares shall be entitled to appoint one (1) director to sit on the Compensation Committee, (ii) Series A Holders shall be entitled to appoint one (1) director to sit on the Compensation Committee, (iii) subject to sub-Section 1.2(d)(iv), Series B Holders shall be entitled to appoint one (1)

director to sit on the Compensation Committee, and (iv) any allocation of shares under the Company’s employee equity incentive plans shall be subject to the Compensation Committee’s prior approval.
               (d) Audit Committee of the Board. The Board shall establish an audit committee of the Board (the “Audit Committee”) comprising three (3) members to establish a framework for and monitor financial accountability, and to review and supervise the financial reporting process and internal control procedures of the Company; provided that, subject to Section 1.2(a), (i) holders of Ordinary Shares shall be entitled to appoint one (1) director to sit on the Audit Committee, (ii) Series A Holders shall be entitled to appoint one (1) director to sit on the Audit Committee, (iii) Series B Holders shall be entitled to appoint one (1) director to sit on the Audit Committee, and (iv) the director appointed by the Series B Holders to sit on the Compensation Committee will not be elected to sit on the Audit Committee, and vice versa.
               (e) Board Observer. Each Investor may appoint one non-voting observer who may attend meetings of the Board (whether in person, by telephone or otherwise). Such right shall terminate upon a Qualified IPO. Any such non-voting observer shall not have the right to vote on matters tabled before the Board.
          1.3 Subsidiaries. Without the prior written consent of Sequoia Capital China I, L.P., no Subsidiary may have a board of directors consisting of more than five (5) members. So long as Sequoia Capital China I, L.P. and its affiliates, whether individually or in the aggregate, hold or remain beneficially interested in at least 20% of the total Series A Shares and Series A1 Shares (in aggregate and on an as-converted basis), Sequoia Capital China I, L.P. shall be entitled to appoint and remove one (1) director of the board of director of each Major Subsidiary (as defined in the Purchase Agreement (as defined hereinafter)), if applicable.
     2. REGISTRATION RIGHTS.
          2.1 Applicability of Rights. The holders of Preferred Shares shall be entitled to the following rights with respect to any potential public offering of the Company’s Ordinary Shares in the United States.
          2.2 Definitions. For purposes of this Section 2:
               (a) Registration. The terms “register,” “registered,” and “registration” refer to a registration effected by preparing and filing a registration statement which is in a form which complies with, and is declared effective by the SEC (as defined below) in accordance with, the Securities Act.
               (b) Registrable Securities. The term “Registrable Securities” shall mean: (1) any Ordinary Shares of the Company issued or to be issued pursuant to conversion of any Preferred Shares, (2) any Ordinary Shares of the Company issued (or issuable upon the conversion or exercise of any warrant, right or other security which is issued) as a dividend or other distribution with respect to, or in exchange for or in replacement of, any Preferred Shares, and (3) any other Ordinary Shares of the Company owned or hereafter acquired by a holder of Preferred Shares. Notwithstanding the foregoing, “Registrable Securities” shall exclude any Registrable Securities sold by a person in a transaction in which rights under this Section 2 are not assigned in accordance with this Agreement, and any Registrable Securities which are sold in a registered public offering under the Securities Act or analogous statute of another jurisdiction, or sold pursuant to Rule 144 promulgated under the Securities Act or analogous rule of another jurisdiction.

               (c) Registrable Securities Then Outstanding. The number of shares of “Registrable Securities then outstanding” shall mean the number of Ordinary Shares of the Company that are Registrable Securities and are then issued and outstanding, issuable upon conversion of Preferred Shares then issued and outstanding or issuable upon conversion or exercise of any warrant, right or other security then outstanding.
               (d) Holder. For purposes of this Section 2, the term “Holder” shall mean any person owning or having the rights to acquire Registrable Securities or any permitted assignee of record of such Registrable Securities to whom rights under this Section 2 have been duly assigned in accordance with this Agreement.
               (e) Form F-3. The term “Form F-3” shall mean such respective form under the Securities Act as is in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.
               (f) SEC. The term “SEC” or “Commission” shall mean the U.S. Securities and Exchange Commission.
               (g) Registration Expenses. The term “Registration Expenses” shall mean all expenses incurred by the Company in complying with Sections 2.3, 2.4 and 2.5 hereof, including, without limitation, all registration and filing fees, printing expenses, fees, and disbursements of counsel for the Company, reasonable fees and disbursements of counsel for the Holders, Blue Sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).
               (h) Selling Expenses. The term “Selling Expenses” shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities pursuant to Sections 2.3, 2.4 and 2.5 hereof.
               (i) Exchange Act. The term “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and any successor statute.
          2.3 Demand Registration.
               (a) Request by Holders. If the Company shall, at any time after the earlier of (i) two (2) years after the date of this Agreement or (ii) six (6) months following a Qualified IPO, receive a written request from Series B Holders of at least 50% of the Series B Shares then outstanding, or the Holders of at least 50% of the Registrable Securities then outstanding, that the Company file a registration statement under the Securities Act covering the registration of such Holders’ Registrable Securities pursuant to this Section 2.3, then the Company shall, within ten (10) business days of the receipt of such written request, give written notice of such request (“Request Notice”) to all Holders, and use its best efforts to effect, as soon as practicable, the registration under the Securities Act of all Registrable Securities that the Holders request to be registered and included in such registration by written notice given by such Holders to the Company within twenty (20) days after receipt of the Request Notice, subject only to the limitations of this Section 2.3; provided that the Company shall not be obligated to effect any such registration if the Company has, within the six (6) month period preceding the date of such request, already effected a registration under the Securities

Act pursuant to this Section 2.3 or Section 2.5 or in which the Holders had an opportunity to participate pursuant to the provisions of Section 2.4, other than a registration from which the Registrable Securities of the Holders have been excluded (with respect to all or any portion of the Registrable Securities the Holders requested be included in such registration) pursuant to the provisions of Section 2.4(a).
               (b) Underwriting. If the Holders initiating the registration request under this Section 2.3 (the “Initiating Holders”) intend to distribute the Registrable Securities covered by their request by means of an underwriting, then they shall so advise the Company as a part of their request made pursuant to this Section 2.3 and the Company shall include such information in the Request Notice. In such event, the right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the managing underwriter or underwriters selected for such underwriting by the Holders of a majority of the Registrable Securities being registered and reasonably acceptable to the Company. Notwithstanding any other provision of this Section 2.3, if the underwriter(s) advise(s) the Company in writing that marketing factors require a limitation of the number of securities to be underwritten, then the Company shall so advise all Holders of Registrable Securities which would otherwise be registered and underwritten pursuant hereto, and the number of Registrable Securities that may be included in the underwriting shall be reduced as required by the underwriter(s) and allocated among the Holders of Registrable Securities on a pro rata basis according to the number of Registrable Securities then outstanding held by each Holder requesting registration (including the Initiating Holders); provided, however, that the number of shares of Registrable Securities to be included in such underwriting and registration shall not be reduced unless all other securities are first entirely excluded from the underwriting and registration including, without limitation, all shares that are not Registrable Securities and are held by any other person, including, without limitation, any person who is an employee, officer or director of the Company or any subsidiary of the Company; provided further, that at least 25% of shares of Registrable Securities requested by the Holders to be included in such underwriting and registration shall be so included. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter(s), delivered at least ten (10) business days prior to the effective date of the registration statement. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration.
               (c) Maximum Number of Demand Registrations. The Company shall not be obligated to effect more than two (2) demand registrations initiated by any Series B1 Holder and two (2) demand registrations initiated by the Holders of at least 50% of the Registrable Securities then outstanding.
               (d) Deferral. Notwithstanding the foregoing, if the Company shall furnish to Holders requesting registration pursuant to this Section 2.3, a certificate signed by the President or Chief Executive Officer of the Company stating that in the good faith judgment of the Board, it would be materially detrimental to the Company and its shareholders for such registration statement to be filed at such time, then the Company shall have the right to defer such filing for a period of not more than ninety (90) days after receipt of the request of the Initiating Holders; provided, however, that the Company may not utilize this right more than once in any twelve (12) month period; provided further, that the Company shall not register any other of its shares during such twelve (12) month period. A demand right shall not be deemed to have been exercised until such deferred registration shall have been effected.
          2.4 Piggyback Registrations.
               (a) The Company shall notify all Holders of Registrable Securities in writing at least thirty (30) days prior to filing any registration statement under the Securities Act for purposes of effecting a public offering of securities of the Company (including, but not limited to, registration statements relating to secondary offerings of securities of the Company, but excluding registration statements relating to any registration under Section 2.3 or Section 2.5 of this Agreement or to any employee benefit plan or a corporate reorganization or other Rule 145 transaction, an offer and sale of debt securities, or a registration on any registration form that does not permit secondary sales), and shall afford each such Holder an opportunity to include in such registration statement all or any part of the Registrable Securities then held by such Holder. Each Holder desiring to include in any such registration statement all or any part of the Registrable Securities held by it shall within twenty (20) days after receipt of the above-described notice from the Company, so notify the Company in writing, and in such notice shall inform the Company of the number of Registrable Securities such Holder wishes to include in such registration statement. If a Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.
               (b) Underwriting. If a registration statement under which the Company gives notice under this Section 2.4 is for an underwritten offering, then the Company shall so advise the Holders of Registrable Securities. In such event, the right of any such Holder’s Registrable Securities to be included in a registration pursuant to this Section 2.4 shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the managing underwriter or underwriters selected for such underwriting. Notwithstanding any other provision of this Agreement but subject to Section 2.12, if the managing underwriter(s) determine(s) in good faith that marketing factors require a limitation of the number of shares to be underwritten, then the managing underwriter(s) may exclude shares from the registration and the underwriting, and the number of shares that may be included in the registration and the underwriting shall be allocated, first, to the Company, second, to each of the Holders requesting inclusion of their Registrable Securities in such registration statement on a pro rata basis based on the total number of shares of Registrable Securities then held by each such Holder, and third, to holders of other securities of the Company; provided, however, that the right of the underwriter(s) to exclude shares (including Registrable Securities) from the registration and underwriting as described above shall be restricted so that (i) except for the case of an initial public offering of the Ordinary Shares of the Company, the number of Registrable Securities included in any such registration is not reduced below 25% of the aggregate number of shares of Registrable Securities for which inclusion has been requested; and (ii) all shares that are not Registrable Securities and are held by any other person, including, without limitation, any person who is an employee, officer or director of the Company (or any subsidiary of the Company) shall first be excluded from such registration and underwriting before any Registrable Securities are so excluded unless otherwise approved by the majority of the Holders of the Registrable Securities in writing. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter(s), delivered at least ten (10) business days prior to the effective date of the registration statement. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration.
               (c) Not Demand Registration. Registration pursuant to this Section 2.4 shall not be deemed to be a demand registration as described in Section 2.3 above. There shall be no limit on the number of times the Holders may request registration of Registrable Securities under this Section 2.4.
          2.5 Form F-3 Registration. In case the Company shall receive from (i) any Investor, or (ii) any Holder or Holders of a majority of all Registrable Securities then outstanding a written request or requests that the Company effect a registration on Form F-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, then the Company will:
               (a) Notice. Promptly give written notice of the proposed registration and the Holder’s or Holders’ request therefor, and any related qualification or compliance, to all other Holders of Registrable Securities; and
               (b) Registration. As soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holders or Holders’ Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within twenty (20) days after the Company provides the notice contemplated by Section 2.5(a); provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section 2.5:
                    (i) if Form F-3 is not available for such offering by the Holders;
                    (ii) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public of less than US$500,000;
                    (iii) if the Company shall furnish to the Holders a certificate signed by the President or Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be materially detrimental to the Company and its shareholders for such Form F-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form F-3 registration statement no more than once during any twelve (12) month period for a period of not more than sixty (60) days after receipt of the request of the Holder or Holders under this Section 2.5; provided that the Company shall not register any of its other shares during such sixty (60) day period;
                    (iv) if the Company has, within the six (6) month period preceding the date of such request, already effected a registration under the Securities Act other than a registration from which the Registrable Securities of Holders have been excluded (with respect to all or any portion of the Registrable Securities the Holders requested be included in such registration) pursuant to the provisions of Sections 2.3(b) and 2.4(b); or

                    (v) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.
               (c) Not Demand Registration. Form F-3 registrations shall not be deemed to be demand registrations as described in Section 2.3 above. Except as otherwise provided herein, there shall be no limit on the number of times the Holders may request registration of Registrable Securities under this Section 2.5.
               (d) Underwriting. If the Holders of Registrable Securities requesting registration under this Section 2.5 intend to distribute the Registrable Securities covered by their request by means of an underwriting, the provisions of Section 2.3(b) shall apply to such registration.
          2.6 Expenses. All Registration Expenses incurred in connection with any registration pursuant to Sections 2.3, 2.4 or 2.5 (but excluding Selling Expenses) shall be borne by the Company. Each Holder participating in a registration pursuant to Sections 2.3, 2.4 or 2.5 shall bear such Holder’s proportionate share (based on the total number of shares sold in such registration other than for the account of the Company) of all Selling Expenses or other amounts payable to underwriter(s) or brokers, in connection with such offering by the Holders. Notwithstanding the foregoing, the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 2.3 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered, unless the Holders of a majority of the Registrable Securities then outstanding agree that such registration constitutes the use by the Holders of one (1) demand registration pursuant to Section 2.3 (in which case such registration shall also constitute the use by all Holders of Registrable Securities of one (1) such demand registration); provided further, however, that if at the time of such withdrawal, the Holders have learned of a material adverse change in the condition, business, or prospects of the Company not known to the Holders at the time of their request for such registration and have withdrawn their request for registration with reasonable promptness after learning of such material adverse change, then the Holders shall not be required to pay any of such expenses and such registration shall not constitute the use of a demand registration pursuant to Section 2.3.
          2.7 Obligations of the Company. Whenever required to effect the registration of any Registrable Securities under this Agreement the Company shall, as expeditiously as reasonably possible:
               (a) Registration Statement. Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for a period of up to ninety (90) days or, in the case of Registrable Securities registered under Form F-3 in accordance with Rule 415 under the Securities Act or a successor rule, until the distribution contemplated in the registration statement has been completed; provided, however, that (i) such ninety (90) day period shall be extended for a period of time equal to the period any Holder refrains from selling any securities included in such registration at the request of the underwriter(s), and (ii) in the case of any registration of Registrable Securities on Form F-3 which are intended to be offered on a continuous or delayed basis, such ninety (90) day period shall be extended, if necessary, to keep the registration statement effective until all such Registrable Securities are sold.
               (b) Amendments and Supplements. Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.
               (c) Prospectuses. Furnish to the Holders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of the Registrable Securities owned by them that are included in such registration.
               (d) Blue Sky. Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act.
               (e) Underwriting. In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement in usual and customary form, with the managing underwriter(s) of such offering.
               (f) Notification. Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of (i) the issuance of any stop order by the SEC in respect of such registration statement, or (ii) the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.
               (g) Opinion and Comfort Letter. Furnish, at the request of any Holder requesting registration of Registrable Securities, on the date that such Registrable Securities are delivered to the underwriter(s) for sale, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders requesting registration, addressed to the underwriters, if any, and (ii) letters dated as of (x) the effective date of the registration statement covering such Registrable Securities and (y) the closing date of the offering from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders requesting registration, addressed to the underwriters, if any.
          2.8 Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to Sections 2.3, 2.4 or 2.5 that the selling Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them and the intended method of disposition of such securities as shall be required to timely effect the Registration of their Registrable Securities.
          2.9 Indemnification. In the event any Registrable Securities are included in a registration statement under Sections 2.3, 2.4 or 2.5:

               (a) By the Company. To the extent permitted by law, the Company will indemnify and hold harmless each Holder, its partners, officers, directors, legal counsel, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act, or other United States federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a “Violation”):
                    (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto;
                    (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or
                    (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any United States federal or state securities law, or any rule or regulation promulgated under the Securities Act, the Exchange Act, or any United States federal or state securities law in connection with the offering covered by such registration statement;
and the Company will reimburse each such Holder, its partner, officer, director, legal counsel, underwriter or controlling person for any legal or other expenses reasonably incurred by them, as incurred, in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 2.9(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, or any partner, officer, director, legal counsel, underwriter or controlling person of such Holder.
               (b) By Selling Holders. To the extent permitted by law, each selling Holder will, if Registrable Securities held by Holder are included in the securities as to which such registration qualifications or compliance is being effected, indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter and any other Holder selling securities under such registration statement or any of such other Holder’s partners, directors, officers, legal counsel or any person who controls such Holder within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, legal counsel, controlling person, underwriter or other such Holder, partner or director, officer or controlling person of such other Holder may become subject under the Securities Act, the Exchange Act or other United States federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter or other Holder, partner, officer, director or controlling person of such other Holder in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 2.9(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; and provided, further, that in no event shall any indemnity under this Section 2.9(b) exceed the net proceeds received by such Holder in the registered offering out of which the applicable Violation arises.
               (c) Notice. Promptly after receipt by an indemnified party under this Section 2.9 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.9, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential conflict of interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of liability to the indemnified party under this Section 2.9 to the extent the indemnifying party is prejudiced as a result thereof, but the omission to so deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.9.
               (d) Contribution. In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any indemnified party makes a claim for indemnification pursuant to this Section 2.9 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 2.9 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any indemnified party in circumstances for which indemnification is provided under this Section 2.9; then, and in each such case, the indemnified party and the indemnifying party will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that a Holder (together with its related persons) is responsible for the portion represented by the percentage that the public offering price of its Registrable Securities offered by and sold under the registration statement bears to the public offering price of all securities offered by and sold under such registration statement, and the Company and other selling Holders are responsible for the remaining portion. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, however, that, in any such case: (A) no Holder will be required to contribute any amount in excess of the net proceeds to such Holder from the sale of all such Registrable Securities offered and sold by such Holder pursuant to such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

               (e) Survival; Consents to Judgments and Settlements. The obligations of the Company and Holders under this Section 2.9 shall survive the completion of any offering of Registrable Securities in a registration statement, regardless of the expiration of any statutes of limitation or extensions of such statutes. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.
          2.10 Termination of the Company’s Obligations. The Company’s obligations under Sections 2.3, 2.4 and 2.5 with respect to any Registrable Securities proposed to be sold by a Holder in a registration pursuant to Sections 2.3, 2.4 or 2.5 shall terminate on the seventh (7th) anniversary of a Qualified IPO of the Company.
          2.11 No Registration Rights to Third Parties. Without the prior written consent of the Holders of a majority in interest of the Registrable Securities then outstanding, the Company covenants and agrees that it shall not grant, or cause or permit to be created, for the benefit of any person or entity any registration rights of any kind (whether similar to the demand, “piggyback” or Form F-3 registration rights described in this Section 2, or otherwise) relating to any securities of the Company which are senior to, or on a parity with, those granted to the Holders of Registrable Securities.
          2.12 Market Stand-Off. Each Holder agrees that, so long as it holds any voting securities of the Company, upon request by the Company or the underwriters managing the initial public offering of the Company’s securities, it will not sell or otherwise transfer or dispose of any securities of the Company (other than those permitted to be included in the registration and other transfers to affiliates permitted by this Agreement) without the prior written consent of the Company or such underwriters, as the case may be, for a period of time specified by the representative of the underwriters not to exceed one hundred and eighty (180) days from the effective date of the registration statement covering such initial public offering or the pricing date of such offering as may be requested by the underwriters. The foregoing provision of this Section 2.12 shall not apply to the sale of any securities of the Company to an underwriter pursuant to any underwriting agreement, and shall only be applicable to the Holders if all officers, directors and holders of 1% or more of the Company’s outstanding share capital enter into similar agreements, and if the Company or any underwriter releases any officer, director or holder of 1% or more of the Company’s outstanding share capital from his or her sale restrictions so undertaken, then each Holder shall be notified prior to such release and shall itself be simultaneously released to the same proportional extent. The Company shall require all future acquirers of the Company’s securities holding at least 1% of the then outstanding share capital of the Company to execute prior to a Qualified IPO a market stand-off agreement containing substantially similar provisions as those contained in this Section 2.12.
          2.13 Listing in Hong Kong. Without limiting the generality of the foregoing provisions in this Section 2, in the event of a listing of the Company’s Ordinary Shares in Hong Kong (the “Listing”):
               (a) The selection of Hong Kong as the jurisdiction, and the relevant exchange as the exchange, for the Listing shall be subject to the prior written approval of Holders of at least a majority of the Registrable Securities;

               (b) The selection of the sponsor and/or lead manager (and any co-managers) for the Listing shall be subject to the prior written approval of Holders of at least a majority of the Registrable Securities;
               (c) Each Holder of Registrable Securities shall have the right to include and sell all of the Ordinary Shares (as-converted) held by it in such Listing;
               (d) Each Holder of Registrable Securities shall have the right to attend all meetings in connection with the Listing where the Company is present;
               (e) The determination of the price at which the Ordinary Shares are to be listed in such Listing shall be subject to the prior written approval of Holders of at least a majority of the Registrable Securities;
               (f) At any time after the third anniversary of the date of this Agreement, at the written request from Holders of at least a majority of the Registrable Securities for a Listing, the Company shall use its best efforts to effect such Listing on terms and subject to conditions as agreed upon between the Company and such Holder; and
               (g) The Company shall not require any Holder to hold, or refrain from transferring, any of its shares in the Company beyond the specific period(s) set forth in the listing rules applicable to such Listing, or as requested by the Company or the underwriters pursuant to Section 2.12.
          2.14 Rule 144 Reporting. With a view to making available to the Holders the benefits of certain rules and regulations of the SEC which may at any time permit the sale of the Registrable Securities to the public without registration or pursuant to a registration on Form F-3, after such time as a public market exists for the Ordinary Shares, the Company agrees to:
               (a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public;
               (b) File with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and
               (c) So long as a Holder owns any Registrable Securities, to furnish to such Holder forthwith upon request (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time after ninety (90) days after the effective date of the Company’s initial public offering), the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), or its qualification as a registrant whose securities may be resold pursuant to Form F-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents of the Company as a Holder may reasonably request in availing itself of any rule or regulation of the SEC that permits the selling of any such securities without registration or pursuant to Form F-3.
          3. RIGHT OF PARTICIPATION.

          3.1 General. The Preferred Shareholders, the holders of Ordinary Shares and their permitted transferees to which rights under this Section 3 have been duly assigned in accordance with the terms of this Agreement (each a “Participation Rights Holder”) shall have the right of first refusal to purchase such Participation Rights Holder’s Pro Rata Share (as defined below), of all (or any part) of any New Securities (as defined in Section 3.3) that the Company may from time to time issue after the date of this Agreement (the “Right of Participation”).
          3.2 Pro Rata Share. A Participation Rights Holder’s “Pro Rata Share” for purposes of the Right of Participation is the ratio of (a) the number of Ordinary Shares (calculated on a fully-diluted and as-converted basis) held by such Participation Rights Holder, to (b) the total number of Ordinary Shares (calculated on a fully-diluted and as-converted basis) then outstanding immediately prior to the issuance of New Securities giving rise to the Right of Participation.
          3.3 New Securities. “New Securities” shall mean any Preferred Shares, any other shares of the Company designated as “preferred shares”, Ordinary Shares or other voting shares of the Company, whether now authorized or not, and rights, options or warrants to purchase such Preferred Shares, other preferred shares, Ordinary Shares and securities of any type whatsoever that are, or may become, convertible or exchangeable into such Preferred Shares, other preferred shares, Ordinary Shares or other voting shares, provided, however, that the term “New Securities” shall not include:
               (a) (i) the issuance of 66,580,000 Ordinary Shares upon the exercise of the option held by Winsome Group Limited on behalf of Ma Shing Yung, Lui Ming Ho, Ma Wen Lie, Wong Lo Yin, Li Jin and other officers, employees and advisors of the Company, (ii) the issuance of up to 151,430,000 Ordinary Shares (or options or warrants therefor) pursuant to employee equity incentive plans, and (iii) the issuance of up to 50,246,000 Ordinary Shares upon the exercise of the options granted to certain individuals under the Company’s 2009 Share Incentive Plan;
               (b) any Series B1 Shares issued under that certain Series B1 Preferred Share Subscription Agreement dated as of December 22, 2009 by and among China Linong, the BVI Subsidiary, the HK Subsidiaries, the PRC Subsidiaries, the Founders and the Series B1 Holders (the “Purchase Agreement”), as such agreement may be amended and any Ordinary Shares issued pursuant to the conversion thereof;
               (c) any securities issued in connection with any share split, share dividend or other similar event in which all Participation Rights Holders are entitled to participate on a pro rata basis;
               (d) any securities issued upon the exercise, conversion or exchange of any outstanding security if such outstanding security constituted a New Security;
               (e) any securities issued pursuant to a Qualified IPO; or
               (f) any securities issued pursuant to the acquisition of another corporation or entity by the Company by consolidation, merger, purchase of assets, or other reorganization in which the Company acquires, in a single transaction or series of related transactions, all or substantially all assets of such other corporation or entity, or 50% or more of the equity ownership or voting power of such other corporation or entity.
          3.4 Procedures.

               (a) First Participation Notice. In the event that the Company proposes to undertake an issuance of New Securities (in a single transaction or a series of related transactions), it shall give to each Participation Rights Holder written notice of its intention to issue New Securities (the “First Participation Notice”), describing the amount and type of New Securities, the price and the general terms upon which the Company proposes to issue such New Securities. Each Participation Rights Holder shall have fifteen (15) days from the date of receipt of any such First Participation Notice to agree in writing to purchase such Participation Rights Holder’s Pro Rata Share of such New Securities for the price and upon the terms and conditions specified in the First Participation Notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased (not to exceed such Participation Rights Holder’s Pro Rata Share). If any Participation Rights Holder fails to so agree in writing within such fifteen (15) day period to purchase such Participation Rights Holder’s full Pro Rata Share of an offering of New Securities, then such Participation Rights Holder shall forfeit the right hereunder to purchase that part of its Pro Rata Share of such New Securities that it did not agree to purchase.
               (b) Second Participation Notice; Oversubscription. If any Participating Rights Holder fails or declines to exercise its Right of Participation in accordance with Section 3.4(a) above, the Company shall promptly give notice (the “Second Participation Notice”) to other Participating Rights Holders who exercised their Right of Participation (the “Right Participants”) in accordance with Section 3.4(a) above. Each Right Participant shall have five (5) business days from the date of the Second Participation Notice (the “Second Participation Period”) to notify the Company of its desire to purchase more than its Pro Rata Share of the New Securities, stating the number of the additional New Securities it proposes to buy (the “Additional Number”). Such notice may be made by telephone if confirmed in writing within two (2) business days. If, as a result thereof, such oversubscription exceeds the total number of the remaining New Securities available for purchase, each oversubscribing Right Participant will be cut back by the Company with respect to its oversubscription to that number of remaining New Securities equal to the lesser of (x) the Additional Number and (y) the product obtained by multiplying (i) the number of the remaining New Securities available for subscription by (ii) a fraction, the numerator of which is the number of Ordinary Shares (calculated on a fully-diluted and as-converted basis) held by such oversubscribing Right Participant and the denominator of which is the total number of Ordinary Shares (calculated on a fully-diluted and as-converted basis) held by all the oversubscribing Right Participants. Each Right Participant shall be obligated to buy such number of New Securities as determined by the Company pursuant to this Section 3.4 and the Company shall so notify the Right Participants within fifteen (15) business days following the date of the Second Participation Notice.
          3.5 Failure to Exercise. Upon the expiration of the Second Participation Period, or in the event no Participation Rights Holder exercises the Right of Participation within fifteen (15) days following the issuance of the First Participation Notice, the Company shall have one hundred and twenty (120) days thereafter to sell the New Securities described in the First Participation Notice (with respect to which the Right of Participation hereunder were not exercised) at the same or higher price and upon non-price terms not materially more favorable to the purchasers thereof than specified in the First Participation Notice. In the event that the Company has not issued and sold such New Securities within such one hundred and twenty (120) day period, then the Company shall not thereafter issue or sell any New Securities without again first offering such New Securities to the Participation Rights Holders pursuant to this Section 3.
          3.6 Termination. The Right of Participation for each Participation Rights Holder shall terminate upon a Qualified IPO.

     4. TRANSFER RESTRICTIONS.
          4.1 Certain Definitions. For purposes of this Section 4, “Ordinary Holder” means a holder of the Company’s outstanding Ordinary Shares and its permitted assignees to whom their rights under this Section 4 have been duly assigned in accordance with this Agreement; provided that Ordinary Shares issued upon conversion of any Preferred Shares shall not be considered Ordinary Shares for the purposes of this Section 4 with respect to Ordinary Shares; “Preferred Holder” means each of the Preferred Shareholders and its permitted assignees to whom its rights under this Section 4 have been duly assigned in accordance with this Agreement; “Restricted Shares” means any of the Company’s securities now owned or subsequently acquired by an Ordinary Holder;
          4.2 Sale of Restricted Shares; Notice of Sale. Subject to Section 4.7 of this Agreement, if any Ordinary Holder (the “Selling Shareholder”) receives a bona fide third party offer to acquire any Restricted Shares held by it (the “Offered Shares”), then the Selling Shareholder shall promptly give written notice (the “Transfer Notice”) to the Company, each other Ordinary Holder and each Preferred Holder prior to the sale or transfer of such Offered Shares. If any Preferred Holder (the “Selling Preferred Holder”) receives a bona fide third party offer to acquire any Preferred Shares held by it or any Ordinary Shares issued upon conversion of any Preferred Shares held by it (together, the “Preferred Offered Shares”), such Selling Preferred Holder shall promptly give a Transfer Notice to each other Preferred Holder prior to the sale or transfer of such Preferred Offered Shares (the “Preferred Offer”). The Transfer Notice shall describe in reasonable detail the proposed sale or transfer including, without limitation, the number of Offered Shares to be sold or transferred, or the number of Preferred Offered Shares to be sold or transferred (in the event of a Preferred Offer), the nature of such sale or transfer, the consideration to be paid, and the name and address of each prospective purchaser or transferee.
          4.3 Right of First Refusal and Co-Sale Rights.
               (a) Company’s Option. The Company shall have the right, exercisable upon written notice to the Selling Shareholder, the Ordinary Holders and Preferred Holders, within forty-five (45) days after receipt of the Transfer Notice (the “Company Refusal Period”), to elect to purchase all or part of the Offered Shares; provided that the Company’s right under this Section 4.3(a) shall expire on the first anniversary of this Agreement.
               (b) Preferred Holders’ Option.
                    (i) If and to the extent that any Offered Shares have not been purchased pursuant to Section 4.3(a), each Preferred Holder shall have the right, exercisable upon written notice to the Selling Shareholder, the Company and each other Ordinary Holder and Preferred Holder, within forty-five (45) days after the Company Refusal Period (the “First Refusal Period”), to elect to purchase all or any part of its pro rata share of the Offered Shares equivalent to the product obtained by multiplying the aggregate number of the Offered Shares by a fraction, the numerator of which is the number of Ordinary Shares (calculated on an as-converted basis) held by such Preferred Holder on the date of the Transfer Notice and the denominator of which is the total number of Ordinary Shares (calculated on an as-converted basis) owned by all the Preferred Holders on the date of the Transfer Notice, at the same price and subject to the same material terms and conditions as described in the Transfer Notice;

                    (ii) Each Preferred Holder shall also have the right, exercisable upon written notice to the Selling Preferred Holder, the Company and each other Preferred Holder, within forty-five (45) days after receipt of the Transfer Notice (the “Preferred First Refusal Period”), to elect to purchase all or any part of its pro rata share of the Preferred Offered Shares equivalent to the product obtained by multiplying the aggregate number of the Preferred Offered Shares by a fraction, the numerator of which is the number of Ordinary Shares (calculated on an as-converted basis) held by such Preferred Holder on the date of the Transfer Notice and the denominator of which is the total number of Ordinary Shares (calculated on an as-converted basis) owned by all the Preferred Holders on the date of the Transfer Notice, at the same price and subject to the same material terms and conditions as described in the Transfer Notice; and
                    (iii) To the extent that any Preferred Holder does not exercise its right of first refusal to the full extent of its pro rata share of the Offered Shares, or the Preferred Offered Shares (in the event of a Preferred Offer), (x) the Selling Shareholder or Selling Preferred Holder (in the event of a Preferred Offer) shall, promptly upon expiration of the First Refusal Period or Preferred First Refusal Period (in the event of a Preferred Offer), notify each Preferred Holder that has exercised in full its pro rata right of first refusal to the Offered Shares or the Preferred Offered Shares (in the event of a Preferred Offer) during the First Refusal Period or the Preferred First Refusal Period (in the event of a Preferred Offer) (each such Preferred Holders, a “First Refusal Participant”) of the number of Offered Shares or Preferred Offered Shares (in the event of a Preferred Offer) with respect to which the first refusal rights of Preferred Holders were not exercised (such shares, the “Excess Shares”), and (y) each First Refusal Participant shall have the right, exercisable by delivery of written notice (the “Excess Shares Notice”) to the Selling Shareholder or Preferred Selling Holder within fifteen (15) days after receipt of the notice required under sub-section (x) of this Section 4.3(b) (the “First Refusal Adjustment Period”), to purchase part or all of the Excess Shares. If the total number of Excess Shares which all of the First Refusal Participants desire to purchase as set forth in the Excess Shares Notices is greater than the number of Excess Shares available for purchase, then each First Refusal Participant that has delivered an Excess Shares Notice to the Selling Shareholder or the Selling Preferred Holder shall have the right to purchase such number of Excess Shares that is equal to the product of (aa) the total number of Excess Shares, multiplied by (bb) a fraction, the numerator of which is the Ordinary Shares owned by such First Refusal Participant (calculated on an as-converted basis) and the denominator of which is the total number of Ordinary Shares owned by all First Refusal Participants (on an as-converted basis).
               (c) Ordinary Holders’ Option. If and to the extent that any Offered Shares have not been purchased pursuant to Section 4.3(b), each Ordinary Holder shall have the right, exercisable upon written notice to the Selling Shareholder, the Company and each other Ordinary Holder and Preferred Holder, within forty-five (45) days following the expiration of the First Refusal Adjustment Period (the “Ordinary First Refusal Period”), to elect to purchase all or any part of its pro rata share of the remaining Offered Shares equivalent to the product obtained by multiplying the aggregate number of the remaining Offered Shares by a fraction, the numerator of which is the number of Ordinary Shares held by such Ordinary Holder at the time of the transaction and the denominator of which is the total number of Ordinary Shares owned by all the Ordinary Holders at the time of the transaction, at the same price and subject to the same material terms and conditions as described in the Transfer Notice. To the extent that any Ordinary Holder does not exercise its right of first refusal to the full extent of its pro rata share of the Offered Shares, the Selling Shareholder and the participating Ordinary Holders shall, within fifteen (15) days after the end of the Ordinary First Refusal Period (the “Ordinary First Refusal Adjustment Period”), make such adjustments to each exercising Ordinary Holder’s pro rata share of the Offered Shares so that any remaining Offered

Shares may be allocated to those Ordinary Holders exercising their rights of first refusal on a pro rata basis.
               (d) A Preferred Holder and an Ordinary Holder shall not have a right to purchase any of the Offered Shares or Preferred Offered Shares unless it exercises its right of first refusal within the relevant First Refusal Period, Preferred First Refusal Period or First Refusal Adjustment Period, or the Ordinary First Refusal Period or Ordinary First Refusal Adjustment Period to purchase up to all of its pro rata share of the Offered Shares or Preferred Offered Shares.
               (e) Expiration Notice. Within fifteen (15) days after expiration of the Ordinary First Refusal Adjustment Period or the First Refusal Adjustment Period, the Company will give written notice (the “First Refusal Expiration Notice”) to the Selling Shareholder or the Selling Preferred Holder (in the event of a Preferred Offer) specifying either (i) that all of the Offered Shares or Preferred Offered Shares was subscribed by the Preferred Holders and/or Ordinary Holders exercising their rights of first refusal or (ii) that the Ordinary Holders and/or Preferred Holders have not subscribed all of the Offered Shares or Preferred Offered Shares in which case the First Refusal Expiration Notice will specify the Co-Sale Pro-Rata Portion (as defined below) of the remaining Offered Shares or Preferred Offered Shares for the purpose of their co-sale rights described in Section 4.4 below.
               (f) Purchase Price. The purchase price for the Offered Shares or Preferred Offered Shares (in the event of a Preferred Offer) to be purchased by the Ordinary Holders and/or Preferred Holders exercising their right of first refusal will be the price set forth in the Transfer Notice, but will be payable as set forth in this Section 4.3(g). If the purchase price in the Transfer Notice includes consideration other than cash, the cash equivalent value of the non-cash consideration will be determined by the Board in good faith, which determination will be binding upon the Ordinary Holders, Preferred Holders, the Selling Shareholder, and the Selling Preferred Holder absent fraud or error.
               (g) Payment. Payment of the purchase price for the Offered Shares or Preferred Offered Shares (in the event of a Preferred Offer) purchased by the Ordinary Holders and/or Preferred Holders shall be made within fifteen (15) days following the date of the First Refusal Expiration Notice. Payment of the purchase price will be made by wire transfer or check as directed by the Selling Shareholder or Selling Preferred Holder (in the event of a Preferred Offer).
               (h) Rights of a Selling Shareholder and Selling Preferred Holder. If any Preferred Holder or Ordinary Holder exercises its right of first refusal to purchase the Offered Shares or Preferred Offered Shares (in the event of a Preferred Offer), then, upon the date the notice of such exercise is given by such Preferred Holder or Ordinary Holder (as the case may be), the Selling Shareholder or Selling Preferred Holder will have no further rights as a holder of such Offered Shares or Preferred Offered Shares except the right to receive payment for such Offered Shares or Preferred Offered Shares from such Preferred Holder or Ordinary Holder in accordance with the terms of this Agreement, and the Selling Shareholder or Selling Preferred Holder will forthwith cause all certificate(s) evidencing such Offered Shares or Preferred Offered Shares to be surrendered to the Company for transfer to such Preferred Holder or Ordinary Holder.
               (i) Application of Co-Sale Rights. If the Ordinary Holders and/or Preferred Holders have not elected to purchase all of the Offered Shares or Preferred Offered Shares (in the event of a Preferred Offer), then the sale of the remaining Offered Shares or Preferred Offered Shares will become subject to the co-sale rights set forth in Section 4.4 below.

          4.4 Co-Sale Right. To the extent that the Ordinary Holders and/or Preferred Holders have not exercised right of first refusal with respect to any or all the Offered Shares or Preferred Offered Shares (in the event of a Preferred Offer), then each Preferred Holder shall have the right, exercisable upon written notice to the Selling Shareholder or Preferred Selling Holder (in the event of a Preferred Offer), the Company and each other Preferred Holder (the “Co-Sale Notice”) within twenty (20) days after receipt of the First Refusal Expiration Notice (the “Co-Sale Right Period”), to participate in such sale of the Offered Shares or Preferred Offered Shares on the same terms and conditions as set forth in the Transfer Notice. The Co-Sale Notice shall set forth the number of Company securities (on both an absolute and as-converted to Ordinary Shares basis) that such participating Preferred Holder wishes to include in such sale or transfer, which amount shall not exceed the Co-Sale Pro Rata Portion (as defined below) of such Preferred Holder. To the extent one or more of the Preferred Holders exercise such right of participation in accordance with the terms and conditions set forth below, the number of Restricted Shares that the Selling Shareholder may sell, or the number of Preferred Offered Shares that the Selling Preferred Shareholder may sell, in the transaction shall be correspondingly reduced. The co-sale right of each Preferred Holder shall be subject to the following terms and conditions:
               (a) Co-Sale Pro Rata Portion. Each Preferred Holder may sell all or any part of that number of Ordinary Shares held by it (on an as-converted basis) that is equal to the product obtained by multiplying (x) the aggregate number of the Offered Shares or Preferred Offered Shares (in the event of a Preferred Offer) subject to the co-sale right hereunder by (y) a fraction, the numerator of which is the number of Ordinary Shares (on an as-converted basis) owned by the Preferred Holder at the time of the sale or transfer and the denominator of which is the total combined number of Ordinary Shares (on an as-converted basis) at the time owned by all Preferred Holders and the Selling Shareholder, or at the time owned by all Preferred Holders and the Selling Preferred Holder (in the event of a Preferred Offer), (the “Co-Sale Pro Rata Portion”). To the extent that any Preferred Holder does not participate in the sale to the full extent of its Co-Sale Pro Rata Portion, the Selling Shareholder or the Selling Preferred Holder (in the event of a Preferred Offer) and the participating Preferred Holders shall, within five (5) days after the end of such Co-Sale Right Period, make such adjustments to the Co-Sale Pro Rata Portion of each participating Preferred Holder so that any remaining Offered Shares or Preferred Offered Shares may be allocated to other participating Preferred Holders on a pro rata basis.
               (b) Transferred Shares. Each participating Preferred Holder shall effect its participation in the sale by promptly delivering to the Selling Shareholder or Selling Preferred Holder (in the event of a Preferred Offer) for transfer to the prospective purchaser one or more certificates, properly endorsed for transfer, which represent:
                    (i) the number of Ordinary Shares which such Preferred Holder elects to sell;
                    (ii) that number of Preferred Shares which is at such time convertible into the number of Ordinary Shares that such Preferred Holder elects to sell; provided in such case that, if the prospective purchaser objects to the delivery of Preferred Shares in lieu of Ordinary Shares, such Preferred Holder shall convert such Preferred Shares into Ordinary Shares and deliver Ordinary Shares as provided in Section 4.4(b)(i) above. The Company agrees to make any such conversion concurrent with the actual transfer of such shares to the purchaser; or
                    (iii) or a combination of the above.

               (c) Payment to Preferred Holders. The share certificate or certificates that the participating Preferred Holder delivers to the Selling Shareholder pursuant to Section 4.4(b) shall be transferred to the prospective purchaser in consummation of the sale of the Restricted Shares or the sale of the Preferred Offered Shares, pursuant to the terms and conditions specified in the Transfer Notice, and the Selling Shareholder or Selling Preferred Holder (in the event of a Preferred Sale) shall concurrently therewith remit to such Preferred Holder that portion of the sale proceeds to which such Preferred Holder is entitled by reason of its participation in such sale. To the extent that any prospective purchaser or purchasers prohibits such assignment or otherwise refuses to purchase any shares or other securities from a Preferred Holder exercising its co-sale right hereunder, the Selling Shareholder or Selling Preferred Holder shall not sell to such prospective purchaser or purchasers any Restricted Shares or Preferred Offered Shares unless and until, simultaneously with such sale, the Selling Shareholder or Selling Preferred Shareholder shall purchase such shares or other securities from such Preferred Holder.
          4.5 Right to Transfer. To the extent the Preferred Holders and/or the other Ordinary Holders do not elect to purchase, or to participate in the sale of, the Restricted Shares or Preferred Offered Shares subject to the Transfer Notice in accordance with the provisions of this Agreement, as the case may be, the Selling Shareholder or Selling Preferred Holder may, not later than one hundred and twenty (120) days following delivery to the Company, each of the other Ordinary Holders and each of the Preferred Holders of the Transfer Notice, conclude a transfer of the Restricted Shares or Preferred Offered Shares covered by the Transfer Notice and not elected to be purchased by the Preferred Holders and/or the other Ordinary Holders, which in each case shall be on the same terms and conditions as those described in the Transfer Notice. Any proposed transfer on terms and conditions which are different from those described in the Transfer Notice, as well as any subsequent proposed transfer of any Restricted Shares by the Selling Shareholder or any Preferred Offered Shares by the Selling Preferred Holder (including any transfer to the transferee(s) specified in the Transfer Notice that has not been completed within one hundred and twenty (120) days following delivery of the Transfer Notice), shall again be subject to the right of first refusal and the co-sale right of the Preferred Holders and, if applicable, the other Ordinary Holders and shall require compliance by the Selling Shareholder or the Selling Preferred Holder with the procedures described in Section 4.3 and Section 4.4 of this Agreement.
          4.6 Exempt Transfers. Notwithstanding anything to the contrary contained herein, the right of first refusal and co-sale rights of the Preferred Holders and/or the Ordinary Holders shall not apply to (a) any sale or transfer of Ordinary Shares to the Company pursuant to a repurchase right or right of first refusal held by the Company in the event of a termination of employment or consulting relationship; or (b) any transfer to the parents, children or spouse, or to trusts for the benefit of such persons, of any Founder for bona fide estate planning purposes; or (c) any sale or transfer of Ordinary Shares by Valuetrue Investments Limited (each transferee pursuant to the foregoing clauses (a), (b) and (c), a “Permitted Transferee”); or (d) any sale or transfer of Preferred Shares or Ordinary Shares by any Preferred Holder to an affiliate of such Preferred Holder; provided that adequate documentation therefor is provided to the Preferred Shareholders to their satisfaction and that any such Permitted Transferee agrees in writing to be bound by this Agreement in place of the relevant transferor; provided, further, that such transferor shall remain liable for any breach by such Permitted Transferee of any provision hereunder.
          4.7 Prohibited Transfers.

               (a) Except for transfers by the Ordinary Holders to Permitted Transferees as provided in Section 4.6 above, none of the Ordinary Holders or the Permitted Transferees shall, without the prior written consent of (i) the holders of a majority of the Series A Shares and the Series A1 Shares, voting together as a separate class, and (ii) the holders of a majority of the Series B Shares and the Series B1 Shares, voting together as a separate class, sell, assign, transfer, pledge, hypothecate, mortgage, encumber or otherwise dispose through one or a series of transactions of any Company securities now held by him to any person any time prior to the Qualified IPO; provided that during such period each Existing Shareholder controlled by the Founders may sell, transfer, or otherwise dispose of, up to an aggregate of 10% of the issued outstanding Ordinary Shares held by such Existing Shareholder as of the date hereof; provided further, that any such sale, transfer or disposition shall nevertheless be subject to the right of first refusal and co-sale rights of the Preferred Holders and the Ordinary Holders under Sections 4.3, 4.4 and 4.5 above.
               (b) Any attempt by a party to sell or transfer Restricted Shares or Preferred Shares in violation of this Section 4 shall be void and the Company hereby agrees it will not effect such a transfer nor will it treat any alleged transferee as the holder of such shares without the written consent of holders of a majority of Preferred Shares.
               (c) The Investors and their respective affiliates to whom any Preferred Share or Ordinary Share has been duly assigned in accordance with this Agreement, may not sell or transfer part or all of their shares to any competitor of the Company. For the purpose of this Section 4.7, a “competitor” of the Company shall mean any entity whose business or product competes directly or indirectly against the Principal Business of the Company, as defined herein, and its subsidiaries (including the Subsidiaries).
          4.8 Legend.
               (a) Each certificate representing the Restricted Shares or Preferred Offered Shares shall be endorsed with the following legend:
“THE SALE, PLEDGE, HYPOTHECATION OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER SET FORTH IN A SHAREHOLDERS’ AGREEMENT, A COPY OF WHICH MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY.”
               (b) The Company may instruct its transfer agent to impose transfer restrictions on the shares represented by certificates bearing the legend referred to in Section 4.8(a) above to enforce the provisions of this Agreement and the Company agrees to promptly do so. The legend shall be removed upon termination of the provisions of this Section 4.
          4.9 Restriction on Indirect Transfers. Notwithstanding anything to the contrary contained herein, without the prior written approval of holders of at least a majority of the Preferred Shares:
               (a) Each of the Founders shall not, and shall use his best efforts to cause any shareholder of any Existing Shareholder not to, directly or indirectly, sell, assign, transfer, pledge, hypothecate, mortgage, encumber or otherwise dispose through one or a series of transactions any equity interest or equity securities or any economic interest deriving therefrom, held, directly or indirectly, by such Founder and/or shareholder in such Existing Shareholder to any person or entity other than one that is solely owned by such Founder and/or shareholder;

               (b) Each Existing Shareholder shall not, and each of the Founders shall use his best efforts to cause such Existing Shareholder not to, issue to any person any equity securities of such Existing Shareholder or any options or warrants for, or any other securities exchangeable for or convertible into, such equity securities of such Existing Shareholder; and
               (c) Notwithstanding the foregoing, the restrictions under this Section 4.9 shall not apply to (i) any transfers or issuances with respect to the equity interest in Valuetrue Investments Limited; and (ii) any transfers or issuances to the parents, children or spouse of any Founder and/or any shareholder of an Existing Shareholder occurring after the date hereof with respect to the equity interest in any Existing Shareholder which do not exceed 20% of the capital of such Existing Shareholder at any time in the aggregate; provided that each Founder shall, and shall use his best efforts to cause each other shareholder of an Existing Shareholder to, promptly notify the Company and each Preferred Shareholder of any transfer of equity interests pursuant to this Section 4.9.
          4.10 Term. The provisions under this Section 4 shall terminate upon a Qualified IPO.
     5. ASSIGNMENT AND AMENDMENT.
          5.1 Assignment. Notwithstanding anything herein to the contrary:
               (a) Information Rights; Registration Rights. The Information and Inspection Rights under Section 1.1 may be assigned to any holder of Preferred Shares; and the registration rights of the Holders under Section 2 may be assigned to any Holder or to any person acquiring Registrable Securities; provided, however, that in either case no party may be assigned any of the foregoing rights unless the Company is given written notice by the assigning party stating the name and address of the assignee and identifying the securities of the Company as to which the rights in question are being assigned; and provided further, that any such assignee shall receive such assigned rights subject to all the terms and conditions of this Agreement, including without limitation the provisions of this Section 5.
               (b) Rights of Participation; Right of First Refusal; Co-Sale Rights. The rights of the Preferred Shareholders under Sections 3 and 4 are fully assignable in connection with a transfer of shares of the Company by the Preferred Shareholders; provided, however, that no party may be assigned any of the foregoing rights unless the Company is given written notice by the Preferred Shareholders stating the name and address of the assignee and identifying the securities of the Company as to which the rights in question are being assigned; and provided further, that any such assignee shall receive such assigned rights subject to all the terms and conditions of this Agreement.
          5.2 Amendment of Rights. Any provision in this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only by the written consent of (i) as to the Company, only by the Company; (ii) as to each Subsidiary, by such Subsidiary; (iii) as to the Preferred Shareholders, by (x) persons or entities holding at least 66.6667% of the Series A Shares and Series A1 Shares voting together as a separate class and (y) persons or entities holding at least 66.6667% of the Series B Shares and Series B-1 Shares voting together as a separate class; provided, however that any holder of Preferred Shares may waive any of its rights hereunder without obtaining the consent of any other holders of Preferred Shares or their assigns; and (iv) as to each Existing Shareholder, by such

Existing Shareholder and its assigns; and (v) as to each Founder, by such Founder. Any amendment or waiver effected in accordance with this Section 5.2 shall be binding upon the Company, the Preferred Shareholders, the Subsidiaries, the Existing Shareholders, the Founders and their respective assigns.
     6. CONFIDENTIALITY AND NON-DISCLOSURE.
          6.1 Disclosure of Terms. The terms and conditions of this Agreement and the Purchase Agreement, and all exhibits and schedules attached to such agreements (collectively, the “Financing Terms”), including their existence, shall be considered confidential information and shall not be disclosed by any party hereto to any third party except in accordance with the provisions set forth below; provided that such confidential information shall not include any information that is in the public domain other than caused by the breach of the confidentiality obligations hereunder.
          6.2 Press Releases, Etc. Any press release issued by the Company shall not disclose any of the Financing Terms and the final form of such press release shall be approved in advance in writing by the Preferred Shareholders. No other announcement regarding any of the Financing Terms in a press release, conference, advertisement, announcement, professional or trade publication, mass marketing materials or otherwise to the general public may be made without the Preferred Shareholders’ and the Company’s prior written consent.
          6.3 Permitted Disclosures. Notwithstanding the foregoing, any party may disclose any of the Financing Terms to its current or bona fide prospective investors, employees, investment bankers, lenders, partners, accountants and attorneys, in each case only where such persons or entities are under appropriate nondisclosure obligations. Without limiting the generality of the foregoing, the Preferred Shareholders shall be entitled to disclose the Financing Terms for the purposes of fund reporting or inter-fund reporting or to their fund manager, other funds managed by their fund manager and their respective auditors, counsel, directors, officers, employees, shareholders or investors.
          6.4 Legally Compelled Disclosure. In the event that any party is requested or becomes legally compelled (including without limitation, pursuant to securities laws and regulations) to disclose the existence of this Agreement and the Purchase Agreement, any of the exhibits and schedules attached to such agreements, or any of the Financing Terms hereof in contravention of the provisions of this Section 6, such party (the “Disclosing party”) shall, unless not possible or not permitted by law, a reasonable time before making any such disclosure, consult the other parties (the “Non-Disclosing Parties”) regarding such disclosure with prompt written notice of that fact and use all reasonable efforts to seek (with the cooperation and reasonable efforts of the other parties) a protective order, confidential treatment or other appropriate remedy. In such event, the Disclosing party shall furnish only that portion of the information which is legally required to be disclosed and shall exercise reasonable efforts to keep confidential such information to the extent reasonably requested by any Non-Disclosing party.
          6.5 Other Information. The provisions of this Section 6 shall be in addition to, and not in substitution for, the provisions of any separate nondisclosure agreement executed by any of the parties with respect to the transactions contemplated hereby.
          6.6 Notices. All notices required under this section shall be made pursuant to Section 11.1 of this Agreement.

     7. PROTECTIVE PROVISIONS.
          In addition to such other limitations as may be provided in the Memorandum and Articles and the Companies Law (2009 Revision) of the Cayman Islands, the Company shall not, and shall cause the other Group Companies to not, and the holders of Ordinary Shares shall exercise all of their rights with respect to such Ordinary Shares so as to cause the Group Companies to not, effect or otherwise consummate any of the following acts without first obtaining,
          7.1 the prior written approval of (i) the holder(s) of at least 75% of the outstanding Series A Shares and Series A1 Shares (in aggregate and on an as-converted basis), and (ii) the holder(s) of at least 50% of the outstanding Series B Shares and Series B1 Shares (in aggregate and on an as converted basis); provided that such requirement shall terminate upon a Qualified Public Offering:
               (a) any amendment or change of the rights, preferences, privileges or powers of, or the restrictions provided for the benefit of, the Preferred Shares of the Company;
               (b) any action to authorize, create or issue shares of any class or series of the Company having preferences superior to or on a parity with the Preferred Shares in any aspects including without limitation, dividend rights, redemption rights and/or liquidation rights;
               (c) any new issuance of any equity securities of the Company, including any change in the total number of authorized Series B Shares and Series B1 Shares, but excluding (i) any issuance of the Series B1 Shares authorized under the Purchase Agreement, (ii) any issuance of Ordinary Shares upon conversion of the Preferred Shares, (iii) the issuance of 66,580,000 Ordinary Shares upon the exercise of the option held by Winsome Group Limited on behalf of Ma Shing Yung, Lui Ming Ho, Ma Wen Lie, Wong Lo Yin, Li Jin and other officers, employees and advisors of the Company, (iv) the issuance of up to 151,430,000 Ordinary Shares (or options or warrants therefor) pursuant to employee equity incentive plans, and (v) the issuance of up to 50,246,000 Ordinary Shares upon the exercise of the options granted to certain individuals under the Company’s 2009 Share Incentive Plan;
               (d) any action of the Company to reclassify any outstanding shares into shares having preferences or priority as to dividends or assets senior to or on a parity with the preference of the Preferred Shares;
               (e) any increase or decrease of the authorized number of Ordinary Shares or Preferred Shares of the Company;
               (f) any amendment of the Memorandum and Articles of Association or other charter documents of the Company (including any Major Subsidiary);
               (g) any merger or consolidation of the Company (including any Subsidiary) with or into any other business entity in which the shareholders of the Company (including any Subsidiary) immediately after such merger or consolidation held shares representing less than a majority of the voting power of the outstanding share capital of the surviving business entity;
               (h) any transaction or series of transactions that would result in a change of control of the Company (including any Subsidiary);

               (i) the sale, lease, transfer or other disposition of all or substantially all of the assets of the Company (including any Subsidiary), except for intra-group transactions among the Company and any Subsidiaries;
               (j) any licensing or other transfer of the patents, copyrights, trademarks or other intellectual property of the Company (including any Subsidiary) other than in the ordinary course of its business, except for intra-group transactions among the Company and any Subsidiaries;
               (k) any increase or decrease of the authorized number of the members of the Board (including any committees of the Board) of the Company;
               (l) effect a liquidation, dissolution or winding up of the Company (including any Subsidiary);
               (m) the declaration or payment of a dividend or other distribution on Ordinary Shares or Preferred Shares of the Company;
               (n) any increase of the number of Ordinary Shares of the Company reserved under any employee equity incentive plan;
               (o) any increase in compensation of any employee of the Company (including any Subsidiary) with an annual salary of US$50,000 or more by more than 20% in a twelve (12) month period;
               (p) the extension by the Company of any loan or guarantee for indebtedness to any director, officer, employee or affiliate of the Company (including any Subsidiary), except for intra-group transactions among the Company and any Subsidiaries;
               (q) any incurrence of indebtedness in excess of US$1,000,000 in the aggregate to the Company (including any Subsidiary), or creation of any encumbrance whatsoever upon the assets, patents, copyrights, trademarks or other intellectual property of the Company (including any Subsidiary);
               (r) any purchase by the Company (including any Subsidiary) of real property with a value of US$1,000,000 or more, or any purchase of production facilities with a value of US$500,000 or more, individually or in the aggregate;
               (s) any transaction or series of transactions that are not in the ordinary course of the Company’s business where the value involved exceeds US$1,000,000, individually or in the aggregate, during any twelve (12) month period,;
               (t) approval of the annual consolidated budget of the Company;
               (u) the appointment and removal of any key officer of the Company (including any Major Subsidiary), including the Chief Executive Officer and the Chief Financial Officer;
               (v) the appointment and/or reappointment of auditors of the Company; or
               (w) any transaction involving both the Company (including any Subsidiary) and a shareholder of any Group Company or any of the Company’s employees, officers,

directors or shareholders or any affiliate of a shareholder of any Group Company or any of such affiliate’s officers, directors or shareholders, except for intra-group transactions among the Company and any Subsidiaries and employment contracts between a Group Company and its employees that are not otherwise subject to this Section 7, and
          7.2 the prior written approval of the holder(s) as at the date hereof (taking no account of any share issuances after the date hereof) of at least 96% of the aggregate of Ordinary Shares and Preferred Shares (on an as-converted basis), provided that such requirement shall terminate upon a Qualified IPO, any repurchase or redemption of any equity securities of the Company other than (A) pursuant to contractual rights to repurchase Ordinary Shares from the employees, directors or consultants of the Company upon termination of their employment or services or (B) pursuant to a contractual right of first refusal held by the Company.
          Provided, however that, to the extent that the applicable laws prevent the Company from being bound by any of the above provisions, such provisions shall be binding as amongst the parties hereto (other than the Company) and such parties shall take all actions necessary to give effect to such provisions.
     8. USE OF PROCEEDS.
The Company covenants and agrees to use the proceeds from the sale of the Series B1 Shares for business expansion, research and development, production, capital expenditure, general working capital of the Company and the Subsidiaries in the business of the production, sale and trading of agricultural and food products and related activities (the “Principal Business”).
     9. ADDITIONAL AGREEMENTS AND COVENANTS
          9.1 Tax Matters. For so long as any Preferred Shareholder holds any Preferred Shares or Ordinary Shares issued upon conversion thereof:
               (a) The Company agrees to make available to any U.S. Investor (as defined below) upon its reasonable request and within a reasonable period of time, the books and records of the Company and its direct and indirect subsidiaries, and to provide information to such U.S. Investor pertinent to the Company’s or any subsidiary’s status or potential status for U.S. federal income tax purposes of such U.S. Investor including all information reasonably available to the Company or any of its subsidiaries to permit such U.S. Investor to (i) accurately prepare all tax returns and comply with any reporting requirements and (ii) make any election, with respect to the Company or any of its direct or indirect subsidiaries, and comply with any reporting or other requirements incident to such election. The Company will, upon becoming actually aware of such assertion, promptly notify the U.S. Investors of any assertion by the Internal Revenue Service of the United States Department of the Treasury that the Company or any of its subsidiaries is or is likely to become a passive foreign investment company within the meaning of Section 1297 of the United States Internal Revenue Code of 1986, as amended, for the current year or any subsequent year.
               (b) The Company shall furnish to each U.S. Investor upon its reasonable request and within a reasonable period of time and at the expense of such U.S. Investor, all information reasonably necessary to satisfy the U.S. income tax return filing requirements of such U.S. Investor (or such other person that owns any direct or indirect interest in such U.S. Investor) arising from its investment in the Company.

               (c) For purposes of this Section 9.1:
                    (i) “U.S. Investor” means (A) any Investor that is a United States person and (B) any Investor that is an entity treated as a foreign partnership for U.S. federal income tax purposes, one or more of the owners of which are United States persons; and
                    (ii) “United States person” means any person described in Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”).
               (d) The Company’s obligations under this Section 9 shall terminate upon a Qualified IPO of the Company.
          9.2 Conduct of Business. As long as any Preferred Shareholder holds any Preferred Shares or Ordinary Shares issued upon conversion thereof:
               (a) The Company shall not, and the Founders shall cause the Company and any other persons or entities directly or indirectly controlled by them not to, and the Company shall ensure that the Company’s subsidiaries (including any Subsidiary) and their respective officers, directors, and other persons acting for or on behalf of them under their express authorisation, shall not, in violation of any applicable law and regulations, make or pay, directly or indirectly, any contribution, bribe, payoff, kickback, or any fraudulent payment to any officer of any governmental authority or government-controlled entity, (x) to obtain favourable treatment in securing business or (y) to obtain special concessions for any Group Company. Notwithstanding anything to the contrary in this Section 9.2(a) any facilitating or expediting payment made to a government official for the purpose of expediting or securing the performance of a routine governmental action by a government official shall not constitute a breach of the covenant made in this sub-section 9.2(a); and
               (b) The Company shall ensure that the business of the Company and each of its subsidiaries (including the Subsidiaries) shall be conducted at all times in compliance with applicable financial record keeping and reporting requirements and money laundering statutes in Hong Kong and all other jurisdictions in which the Company and its subsidiaries (including the Subsidiaries) conduct business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered, or enforced by any governmental agency, authority or body.
          9.3 Operation of Subsidiaries. The Company shall, and the Parties shall take all actions reasonably required to, ensure that the operations of the Subsidiaries are at all times carried out in accordance with the decisions of the Board.
     10. RIGHTS AND OBLIGATIONS OF NATURAL SCENT LIMITED
               (a) Notwithstanding any other provision in this Agreement, with effect from the Transfer Date, Natural Scent Limited shall (i) cease to be entitled to the benefit of any right conferred on it under the Original Shareholders’ agreements (but without prejudice to its rights under the Original Shareholders’ agreements in respect of any breach by any other party to any of the Original Shareholders’ agreements of its obligations thereunder at any time prior to the Transfer Date); and (ii) cease to have any obligations under the Original Shareholders’ agreements (save in respect of any breach by it of its obligations under the Original Shareholders’ agreements prior to the Transfer Date).

               (b) For the avoidance of doubt, notwithstanding any other provision in this Agreement, Natural Scent Limited shall not be entitled to the benefit of any right conferred to a party to this Agreement, or have any obligations, under this Agreement (but without prejudice to Section 10.1 of this Agreement).
     11. GENERAL PROVISIONS.
          11.1 Notices. Except as may be otherwise provided herein, all notices, requests, waivers and other communications made pursuant to this Agreement shall be in writing and shall be conclusively deemed to have been duly given (a) when hand delivered to the other party, upon delivery; (b) when sent by facsimile at the number set forth in EXHIBIT H hereto, upon receipt of confirmation of error-free transmission; (c) seven (7) business days after deposit in the mail as air mail or certified mail, receipt requested, postage prepaid and addressed to the other party as set forth in EXHIBIT H; or (d) three (3) business days after deposit with an international overnight delivery service, postage prepaid, addressed to the parties as set forth in EXHIBIT H with next business day delivery guaranteed, provided that the sending party receives a confirmation of delivery from the delivery service provider.
          Each person making a communication hereunder by facsimile shall promptly confirm by telephone to the person to whom such communication was addressed each communication made by it by facsimile pursuant hereto but the absence of such confirmation shall not affect the validity of any such communication. A party may change or supplement the addresses given above, or designate additional addresses, for purposes of this Section 11.1 by giving the other party written notice of the new address in the manner set forth above.
          11.2 Entire Agreement. Subject to section 10, (a) this Agreement, the Purchase Agreement and any Ancillary Agreements (as defined in the Purchase Agreement), together with all the exhibits hereto and thereto, constitute and contain the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes any and all prior negotiations, correspondence, agreements, understandings, duties or obligations between the parties respecting the subject matter hereof; (b) without limiting the generality of the foregoing, this Agreement supersedes, in its entirety, the Original Shareholders’ agreements, which shall be null and void and have no force or effect whatsoever as of the date of this Agreement; and (c) the parties hereto hereby irrevocably waive any and all rights that they may have against any other party under the Original Shareholders’ agreements in exchange for their rights hereunder.
          11.3 Governing Law. This Agreement shall be governed by and construed under the substantive laws of the Hong Kong Special Administrative Region, without regard to the conflicts of laws rules thereof.
          11.4 Severability. If any provision of this Agreement is found to be invalid or unenforceable, then such provision shall be construed, to the extent feasible, so as to render the provision enforceable and to provide for the consummation of the transactions contemplated hereby on substantially the same terms as originally set forth herein, and if no feasible interpretation would save such provision, it shall be severed from the remainder of this Agreement, which shall remain in full force and effect unless the severed provision is essential to the rights or benefits intended by the parties. In such event, the parties shall use best efforts to negotiate, in good faith, a substitute, valid and enforceable provision or agreement which most nearly effects the parties’ intent in entering into this Agreement.

          11.5 Third Parties. Nothing in this Agreement, express or implied, is intended to confer upon any person, other than the parties hereto and their permitted successors and assigns any rights or remedies under or by reason of this Agreement.
          11.6 Successors and Assigns. Subject to the provisions of Section 6.1, the provisions of this Agreement shall inure to the benefit of, and shall be binding upon, the successors and permitted assigns of the parties hereto.
          11.7 Interpretation; Captions. This Agreement shall be construed according to its fair language. The rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be employed in interpreting this Agreement. The captions to sections of this Agreement have been inserted for identification and reference purposes only and shall not be used to construe or interpret this Agreement. Unless otherwise expressly provided herein, all references to Sections and Exhibits herein are to Sections and Exhibits of this Agreement.
          11.8 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
          11.9 Adjustments for Share Splits, Etc. Wherever in this Agreement there is a reference to a specific number of shares of Preferred Shares or Ordinary Shares of the Company, then, upon the occurrence of any subdivision, combination or share dividend of the Preferred Shares or Ordinary Shares, the specific number of shares so referenced in this Agreement shall automatically be proportionally adjusted to reflect the effect on the outstanding shares of such class or series of shares by such subdivision, combination or share dividend.
          11.10 Aggregation of Shares. All Preferred Shares or Ordinary Shares held or acquired by affiliated entities or persons (as defined in Rule 144 under the Securities Act) shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.
          11.11 Shareholders’ agreement to Control. If and to the extent that there are inconsistencies between the provisions of this Agreement and those of the Memorandum and Articles, the terms of this Agreement shall control as between the shareholders only. The parties agree to take all actions necessary or advisable, as promptly as practicable after the discovery of such inconsistency, to amend the Memorandum and Articles so as to eliminate such inconsistency.
          11.12 Dispute Resolution.
               (a) Negotiation Between Parties; Mediations. The parties agree to negotiate in good faith to resolve any dispute between them regarding this Agreement. If the negotiations do not resolve the dispute to the reasonable satisfaction of all parties within thirty (30) days, Section 11.12(b) shall apply.
               (b) Arbitration. In the event the parties are unable to settle a dispute between them regarding this Agreement in accordance with Section 11.12(a) above, such dispute shall be referred to and finally settled by arbitration at Hong Kong International Arbitration Centre in accordance with the UNCITRAL Arbitration Rules (the “UNCITRAL Rules”) in effect, which rules are deemed to be incorporated by reference into this Section 11.12(b). The arbitration tribunal shall consist of three arbitrators to be appointed according to the UNCITRAL Rules. The language of the arbitration shall be English.

[Remainder of this page intentionally left blank]

     IN WITNESS WHEREOF, the parties have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.
By the Company and the Existing Shareholders:

Le Gaga Holdings Limited			Grow Grand Limited

By:	/s/ Ma Shing Yung		By:	/s/ Ma Shing Yung

	Name:	Ma Shing Yung		Name:	Ma Shing Yung
	Title:	Director		Title:	Director

Magnetic Star Holdings Ltd.			Limewater Limited

By:			By:

	Name:	Luan Li		Name:	Xia Yu
	Title:	Director		Title:	Authorised Signatory

Natural Eternity Limited			Valuetrue Investments Ltd.

By:			By:	/s/ Chiu Na Lai

	Name:	Law Kin Ip		Name:	Chiu Na Lai
	Title:	Director		Title:	Director

Win Seasons Finance Ltd.			Honeycomb Assets Management Ltd.

By:	/s/ Wang Xiaogang		By:

	Name:	Wang Xiaogang		Name:	Fu Ming Xia
	Title:	Director		Title:	Director

Chic Holdings Limited

By:

	Name:	He Jie	Lu Rong
	Title:	Director
Signature Page to Shareholders Agreement

     IN WITNESS WHEREOF, the parties have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.
By the Company and the Existing Shareholders:

Le Gaga Holdings Limited			Grow Grand Limited

By:			By:

	Name:	Ma Shing Yung		Name:	Ma Shing Yung
	Title:	Director		Title:	Director

Magnetic Star Holdings Ltd.			Limewater Limited

By:	/s/ Luan Li		By:

	Name:	Luan Li		Name:	Xia Yu
	Title:	Director		Title:	Authorised Signatory

Natural Eternity Limited			Valuetrue Investments Ltd.

By:			By:

	Name:	Law Kin Ip		Name:	Chiu Na Lai
	Title:	Director		Title:	Director

Win Seasons Finance Ltd.			Honeycomb Assets Management Ltd.

By:			By:

	Name:	Wang Xiaogang		Name:	Fu Ming Xia
	Title:	Director		Title:	Director

Chic Holdings Limited

By:

	Name:	He Jie	Lu Rong
	Title:	Director
Signature Page to Shareholders’ agreement

     IN WITNESS WHEREOF, the parties have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.
By the Company and the Existing Shareholders:

Le Gaga Holdings Limited			Grow Grand Limited

By:			By:

	Name:	Ma Shing Yung		Name:	Ma Shing Yung
	Title:	Director		Title:	Director

Magnetic Star Holdings Ltd.			Limewater Limited

By:			By:	/s/ Xia Yu

	Name:	Luan Li		Name:	Xia Yu
	Title:	Director		Title:	Authorised Signatory

Natural Eternity Limited			Valuetrue Investments Ltd.

By:			By:

	Name:	Law Kin Ip		Name:	Chiu Na Lai
	Title:	Director		Title:	Director

Win Seasons Finance Ltd.			Honeycomb Assets Management Ltd.

By:			By:

	Name:	Wang Xiaogang		Name:	Fu Ming Xia
	Title:	Director		Title:	Director

Chic Holdings Limited

By:

	Name:	He Jie	Lu Rong
	Title:	Director
[Signature Page to Shareholders’ agreement]

     IN WITNESS WHEREOF, the parties have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.
By the Company and the Existing Shareholders:

Le Gaga Holdings Limited			Grow Grand Limited

By:			By:

	Name:	Ma Shing Yung		Name:	Ma Shing Yung
	Title:	Director		Title:	Director

Magnetic Star Holdings Ltd.			Limewater Limited

By:			By:

	Name:	Luan Li		Name:	Xia Yu
	Title:	Director		Title:	Authorised Signatory

Natural Eternity Limited			Valuetrue Investments Ltd.

By:	/s/ Law Kin Ip		By:

	Name:	Law Kin Ip		Name:	Chiu Na Lai
	Title:	Director		Title:	Director

Win Seasons Finance Ltd.			Honeycomb Assets Management Ltd.

By:			By:

	Name:	Wang Xiaogang		Name:	Fu Ming Xia
	Title:	Director		Title:	Director

Chic Holdings Limited

By:

	Name:	He Jie	Lu Rong
	Title:	Director
Signature Page to Shareholders Agreement

     IN WITNESS WHEREOF, the parties have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.
By the Company and the Existing Shareholders:

Le Gaga Holdings Limited			Grow Grand Limited

By:			By:

	Name:	Ma Shing Yung		Name:	Ma Shing Yung
	Title:	Director		Title:	Director

Magnetic Star Holdings Ltd.			Limewater Limited

By:			By:

	Name:	Luan Li		Name:	Xia Yu
	Title:	Director		Title:	Authorised Signatory

Natural Eternity Limited			Valuetrue Investments Ltd.

By:			By:

	Name:	Law Kin Ip		Name:	Chiu Na Lai
	Title:	Director		Title:	Director

Win Seasons Finance Ltd.			Honeycomb Assets Management Ltd.

By:			By:	/s/ Fu Ming Xia

	Name:	Wang Xiaogang		Name:	Fu Ming Xia
	Title:	Director		Title:	Director

Chic Holdings Limited

By:

	Name:	He Jie	Lu Rong
	Title:	Director
Signature Page to Shareholders Agreement

     IN WITNESS WHEREOF, the parties have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.
By the Company and the Existing Shareholders:

Le Gaga Holdings Limited			Grow Grand Limited

By:			By:

	Name:	Ma Shing Yung		Name:	Ma Shing Yung
	Title:	Director		Title:	Director

Magnetic Star Holdings Ltd.			Limewater Limited

By:			By:

	Name:	Luan Li		Name:	Xia Yu
	Title:	Director		Title:	Authorised Signatory

Natural Eternity Limited			Valuetrue Investments Ltd.

By:			By:

	Name:	Law Kin Ip		Name:	Chiu Na Lai
	Title:	Director		Title:	Director

Win Seasons Finance Ltd.			Honeycomb Assets Management Ltd.

By:			By:

	Name:	Wang Xiaogang		Name:	Fu Ming Xia
	Title:	Director		Title:	Director

Chic Holdings Limited

By:	/s/ He Jie

	Name:	He Jie	Lu Rong
	Title:	Director
Signature Page to Shareholders Agreement

     IN WITNESS WHEREOF, the parties have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.
By the Company and the Existing Shareholders:

Le Gaga Holdings Limited			Grow Grand Limited

By:			By:

	Name:	Ma Shing Yung		Name:	Ma Shing Yung
	Title:	Director		Title:	Director

Magnetic Star Holdings Ltd.			Limewater Limited

By:			By:

	Name:	Luan Li		Name:	Xia Yu
	Title:	Director		Title:	Authorised Signatory

Natural Eternity Limited			Valuetrue Investments Ltd.

By:			By:

	Name:	Law Kin Ip		Name:	Chiu Na Lai
	Title:	Director		Title:	Director

Win Seasons Finance Ltd.			Honeycomb Assets Management Ltd.

By:			By:

	Name:	Wang Xiaogang		Name:	Fu Ming Xia
	Title:	Director		Title:	Director

Chic Holdings Limited

By:			/s/ Lu Rong

	Name:	He Jie	Lu Rong
	Title:	Director
Signature Page to Shareholders Agreement

     IN WITNESS WHEREOF, the parties have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.
By the BVI Subsidiaries and HK Subsidiaries:

China Linong International Limited			Land V. Group Limited

By:	/s/ Ma Shing Yung		By:	/s/ Ma Shing Yung
	Name:	Ma Shing Yung		Name:	Ma Shing Yung
	Title:	Director		Title:	Director

Hong Kong Linong Limited			Land V. Limited

By:	/s/ Ma Shing Yung		By:	/s/ Ma Shing Yung
	Name:	Ma Shing Yung		Name:	Ma Shing Yung
	Title:	Director		Title:	Director
Signature Page to Shareholders Agreement

     IN WITNESS WHEREOF, the parties have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.
By the Founders:

/s/ Ma Shing Yung

Ma Shing Yung	Luan Li
Signature Page to Shareholders Agreement

     IN WITNESS WHEREOF, the parties have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.
By the Founders:

/s/ Luan Li

Ma Shing Yung	Luan Li
Signature Page to Shareholders’ Agreement

     IN WITNESS WHEREOF, the parties have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

By the PRC Subsidiaries:

Land V. Limited (Fujian)			Linong Agriculture Technology Co., Ltd. (Shenzhen)

By:	/s/ Ma Shing Yung		By:	/s/ Ma Shing Yung
	Name:	Ma Shing Yung		Name:	Ma Shing Yung
	Title:	Legal Representative		Title:	Legal Representative

Land V. Agriculture Technology (Zhangzhou) Co., Ltd.			Linong Agriculture Technology Co., Ltd. (Quanzhou)

By:	/s/ Ma Shing Yung		By:	/s/ Ma Shing Yung
	Name:	Ma Shing Yung		Name:	Ma Shing Yung
	Title:	Legal Representative		Title:	Legal Representative

Fuzhou Land V. Group Co., Ltd.			Linong Agriculture Technology Co., Ltd. (Liaoyang)

By:	/s/ Ma Shing Yung		By:
	Name:	Ma Shing Yung		Name:	Luan Li
	Title:	Legal Representative		Title:	Legal Representative

Linong Agriculture Technology Co., Ltd. (Huizhou)			Land V. Limited (Zhangjiakou)

By:	/s/ Ma Shing Yung		By:	/s/ Ma Shing Yung
	Name:	Ma Shing Yung		Name:	Ma Shing Yung
	Title:	Legal Representative		Title:	Legal Representative
Signature Page to Shareholders Agreement

     IN WITNESS WHEREOF, the parties have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

By the PRC Subsidiaries:

Land V. Limited (Fujian)			Linong Agriculture Technology Co., Ltd. (Shenzhen)

By:			By:
	Name:	Ma Shing Yung		Name:	Ma Shing Yung
	Title:	Legal Representative		Title:	Legal Representative

Land V. Agriculture Technology (Zhangzhou) Co., Ltd.			Linong Agriculture Technology Co., Ltd. (Quanzhou)

By:			By:
	Name:	Ma Shing Yung		Name:	Ma Shing Yung
	Title:	Legal Representative		Title:	Legal Representative

Fuzhou Land V. Group Co., Ltd.			Linong Agriculture Technology Co., Ltd. (Liaoyang)

By:			By:	/s/ Luan Li
	Name:	Ma Shing Yung		Name:	Luan Li
	Title:	Legal Representative		Title:	Legal Representative

Linong Agriculture Technology Co., Ltd. (Huizhou)			Land V. Limited (Zhangjiakou)

By:			By:
	Name:	Ma Shing Yung		Name:	Ma Shing Yung
	Title:	Legal Representative		Title:	Legal Representative
[Signature Page to Shareholders’ agreement]

Xiamen Land V. Group Co., Ltd.			Linong Agriculture Technology Co., Ltd. (Shantou)

By:	/s/ Ma Shing Yung		By:	/s/ Ma Shing Yung
	Name:	Ma Shing Yung		Name:	Ma Shing Yung
	Title:	Legal Representative		Title:	Legal Representative

Liaoyang Liyuan Agricultural Products Co. Ltd.			Land V. Agriculture Technology (Ningde) Co., Ltd.

By:	/s/ Ma Shing Yung		By:	/s/ Ma Shing Yung
	Name:	Ma Shing Yung		Name:	Ma Shing Yung
	Title:	Legal Representative		Title:	Legal Representative
Signature Page to Shareholders Agreement

     IN WITNESS WHEREOF, the parties have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.
By Series A1 Holders:

Grow Grand Limited
By:	/s/ Ma Shing Yung
	Name:	Ma Shing Yung
	Title:	Director

Honeycomb Assets Management Limited
By:
	Name:	Fu Ming Xia
	Title:	Director

Signature Page to Shareholders Agreement

     IN WITNESS WHEREOF, the parties have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.
By Series A1 Holders:

Grow Grand Limited
By:
	Name:	Ma Shing Yung
	Title:	Director

Honeycomb Assets Management Limited
By:	/s/ Fu Ming Xia
	Name:	Fu Ming Xia
	Title:	Director

Signature Page to Shareholders Agreement

     IN WITNESS WHEREOF, the parties have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.
By Series A Holders and Series A1 Holders:

Sequoia Capital China I, L.P. Sequoia Capital China Partners Fund I, L.P. Sequoia Capital China Principals Fund I, L.P.
By:	Sequoia Capital Management Fund I, L.P. General Partner of Each

By:	SC China Holding Limited Its General Partner

/s/ Jimmy Wong
Jimmy Wong
Authorised Signatory

Signature Page to Shareholders Agreement

     IN WITNESS WHEREOF, the parties have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.
By Series B Holders:

Sequoia Capital China Growth Fund I, L.P. Sequoia Capital China Growth Partners Fund I, L.P. Sequoia Capital China GF Principals Fund I, L.P.
By:	Sequoia Capital Growth Fund Management I, L.P. General Partner of Each

By:	SC China Holding Limited Its General Partner

/s/ Jimmy Wong
Jimmy Wong
Authorised Signatory

Signature Page to Shareholders Agreement

     IN WITNESS WHEREOF, the parties have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.
By Series B Holders:

SIG China Investments One, Ltd
By:	/s/ Michael L. Spolan
	Name:	Michael L. Spolan
	Title:	Vice President SIG Asia Investment LLLP authorised agent for SIG China Investments One, Ltd.

[Signature Page to Shareholders’ agreement]

     IN WITNESS WHEREOF, the parties have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.
By Series B Holders:

Walden International Pacven Walden Ventures VI, L.P.
By:	/s/ Lip-Bu Tan
	Name:	Lip-Bu Tan
	Title:	Director of Pacven Walden Management VI, CO., Ltd. as General Partner of Pacven Walden Ventures VI, L.P.

Pacven Walden Ventures Parallel VI, L.P.
By:	/s/ Lip-Bu Tan
	Name:	Lip-Bu Tan
	Title:	Director of Pacven Walden Management VI, Co., Ltd. as General Partner of Pacven Walden Ventures Parallel VI, L.P.

Signature Page to Shareholders’ agreement

     IN WITNESS WHEREOF, the parties have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.
By Series B Holders:

Made in China Ltd.
By:	/s/ Illegible
Name:
Title:

Signature Page to Shareholders Agreement

     IN WITNESS WHEREOF, the parties have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.
By the Investors:

Grow Grand Limited			Magnetic Star Holdings Limited

By:	/s/ Ma Shing Yung		By:

	Name:	Ma Shing Yung		Name:	Luan Li
	Title:	Director		Title:	Director

Honeycomb Assets Management Limited			Valuetrue Investments Limited

By:			By:	/s/ Chiu Na Lai

	Name:	Fu Ming Xia		Name:	Chiu Na Lai
	Title:	Director		Title:	Director

Chic Holdings Limited

By:

	Name:	He Jie		Lu Rong
	Title:	Director
Signature Page to Shareholders Agreement

     IN WITNESS WHEREOF, the parties have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.
By the Investors:

Grow Grand Limited			Magnetic Star Holdings Limited

By:			By:	/s/ Luan Li

	Name:	Ma Shing Yung		Name:	Luan Li
	Title:	Director		Title:	Director

Honeycomb Assets Management Limited			Valuetrue Investments Limited

By:			By:

	Name:	Fu Ming Xia		Name:	Chiu Na Lai
	Title:	Director		Title:	Director

Chic Holdings Limited

By:

	Name:	He Jie		Lu Rong
	Title:	Director
[Signature Page to Shareholders’ agreement]

     IN WITNESS WHEREOF, the parties have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.
By the Investors:

Grow Grand Limited			Magnetic Star Holdings Limited

By:			By:

	Name:	Ma Shing Yung		Name:	Luan Li
	Title:	Director		Title:	Director

Honeycomb Assets Management Limited			Valuetrue Investments Limited

By:	/s/ Fu Ming Xia		By:

	Name:	Fu Ming Xia		Name:	Chiu Na Lai
	Title:	Director		Title:	Director

Chic Holdings Limited

By:

	Name:	He Jie		Lu Rong
	Title:	Director
Signature Page to Shareholders Agreement

     IN WITNESS WHEREOF, the parties have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.
By the Investors:

Grow Grand Limited			Magnetic Star Holdings Limited

By:			By:

	Name:	Ma Shing Yung		Name:	Luan Li
	Title:	Director		Title:	Director

Honeycomb Assets Management Limited			Valuetrue Investments Limited

By:			By:

	Name:	Fu Ming Xia		Name:	Chiu Na Lai
	Title:	Director		Title:	Director

Chic Holdings Limited

By:	/s/ He Jie

	Name:	He Jie		Lu Rong
	Title:	Director
Signature Page to Shareholders Agreement

     IN WITNESS WHEREOF, the parties have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.
By the Investors:

Grow Grand Limited			Magnetic Star Holdings Limited

By:			By:

	Name:	Ma Shing Yung		Name:	Luan Li
	Title:	Director		Title:	Director

Honeycomb Assets Management Limited			Valuetrue Investments Limited

By:			By:

	Name:	Fu Ming Xia		Name:	Chiu Na Lai
	Title:	Director		Title:	Director

Chic Holdings Limited

By:				/s/ Lu Rong

	Name:	He Jie		Lu Rong
	Title:	Director
Signature Page to Shareholders Agreement

     IN WITNESS WHEREOF, the parties have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.
By the Investors:

Sequoia Capital China I, L.P. Sequoia Capital China Partners Fund I, L.P. Sequoia Capital China Principals Fund I, L.P.
By:	Sequoia Capital Management Fund I, L.P. General Partner of Each

By:	SC China Holding Limited Its General Partner

/s/ Jimmy Wong
Jimmy Wong
Authorised Signatory

Sequoia Capital China Growth Fund I, L.P. Sequoia Capital China Growth Partners Fund I, L.P. Sequoia Capital China GF Principals Fund I, L.P.

By:	Sequoia Capital Growth Fund Management I, L.P. General Partner of Each

By:	SC China Holding Limited Its General Partner

/s/ Jimmy Wong
Jimmy Wong
Authorised Signatory

Signature Page to Shareholders Agreement

     IN WITNESS WHEREOF, the parties have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.
By the Investors:

SIG China Investments One, Ltd.
By:	/s/ Michael L. Spolan
	Name:	Michael L. Spolan
	Title:	Vice President SIG Asia Investment LLLP authorized agent for SIG China Investments One, Ltd.

Signature Page to Shareholders Agreement

     IN WITNESS WHEREOF, the parties have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.
By the Investors:

Walden International Pacven Walden Ventures VI, L.P.
By:	/s/ Lip-Bu Tan
	Name:	Lip-Bu Tan
	Title:	Director of Pacven Walden Management VI, CO., Ltd. as General Partner of Pacven Walden Ventures VI, L.P.

Pacven Walden Ventures Parallel VI, L.P.
By:	/s/ Lip-Bu Tan
	Name:	Lip-Bu Tan
	Title:	Director of Pacven Walden Management VI, Co., Ltd. as General Partner of Pacven Walden Ventures Parallel VI, L.P.

Signature Page to Shareholders’ agreement

     IN WITNESS WHEREOF, the parties have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.
By the Investors:

Made In China Ltd.
By:	/s/ Illegible
Name:
Title:

Signature Page to Shareholders Agreement

LIST OF EXHIBITS

Exhibit A	Schedule of PRC Subsidiaries

Exhibit B	Schedule of Existing Shareholders

Exhibit C	Schedule of Founders

Exhibit D	Schedule of Series A Holders

Exhibit E	Schedule of Series A1 Holders

Exhibit F	Schedule of Series B Holders

Exhibit G	Schedule of Series B1 Holders

Exhibit H	Notices

EXHIBIT A
SCHEDULE OF PRC SUBSIDIARIES
1.	Land V. Limited (Fujian)

2.	Linong Agriculture Technology Co., Ltd. (Shenzhen)

3.	Land V. Agriculture Technology (Zhangzhou) Co., Ltd.

4.	Linong Agriculture Technology Co., Ltd. (Quanzhou)

5.	Linong Agriculture Technology Co., Ltd. (Liaoyang)

6.	Fuzhou Land V. Group Co., Ltd.

7.	Land V. Limited (Zhangjiakou)

8.	Linong Agriculture Technology Co., Ltd. (Huizhou)

9.	Xiamen Land V. Group Co., Ltd.

10.	Linong Agriculture Technology Co., Ltd. (Shantou)

11.	Land V. Agriculture Technology (Ningde) Co., Ltd.

12.	Liaoyang Liyuan Agricultural Products Co. Ltd.

EXHIBIT B
SCHEDULE OF EXISTING SHAREHOLDERS

Existing Shareholder	No. of Ordinary Shares
Grow Grand Limited	613,000,000
Magnetic Star Holdings Ltd.	60,000,000
Limewater Limited	60,000,000
Natural Eternity Limited	60,000,000
Valuetrue Investments Ltd.	77,000,000
Win Seasons Finance Ltd.	60,000,000
Honeycomb Assets Management Ltd.	70,000,000
Chic Holdings Limited	25,000,000
Lu Rong	25,000,000
TOTAL	1,050,000,000

EXHIBIT C
SCHEDULE OF FOUNDERS
1.	Ma Shing Yung

2.	Luan Li

EXHIBIT D
SCHEDULE OF SERIES A HOLDERS

Series A Holder	No. of Series A Shares
Sequoia Capital China I, L.P.	169,380,000
Sequoia Capital China Partners Fund I, L.P.	19,460,000
Sequoia Capital China Principals Fund I, L.P.	26,220,000
TOTAL	215,060,000

EXHIBIT E
SCHEDULE OF SERIES A1 HOLDERS

Series A1 Holder	No. of Series A1 Shares
Sequoia Capital China I, L.P.	31,784,000
Sequoia Capital China Partners Fund I, L.P.	3,652,000
Sequoia Capital China Principals Fund I, L.P.	4,919,000
Grow Grand Limited	24,213,000
Honeycomb Assets Management Limited	16,142,000
TOTAL	80,710,000

EXHIBIT F
SCHEDULE OF SERIES B HOLDERS

Series B Holder	No. of Series B Shares
Sequoia Capital China Growth Fund I, L.P.	65,796,000
Sequoia Capital China Growth Partners Fund I, L.P.	1,554,000
Sequoia Capital China GF Principals Fund I, L.P.	8,070,000
SIG China Investments One, Ltd.	130,270,000
Walden International
Pacven Walden Ventures VI, L.P.	89,056,000
Pacven Walden Ventures Parallel VI, L.P.	6,934,000
Made In China Ltd.	27,420,000
TOTAL	329,100,000

EXHIBIT G
SCHEDULE OF SERIES B1 HOLDERS

Series B1 Holder	No. of Series B1 Shares
Grow Grand Limited	30,105,000
Magnetic Star Holdings Limited	2,834,000
Honeycomb Assets Management Limited	4,070,000
Valuetrue Investments Limited	3,638,000
Chic Holdings Limited	9,683,000
Lu Rong	1,181,000
SIG China Investments One, Ltd.	6,155,000
Walden International
Pacven Walden Ventures VI, L.P.	4,207,000
Pacven Walden Ventures Parallel VI, L.P.	328,000
Sequoia Capital China Growth Fund I, L.P.	13,633,000
Sequoia Capital China Growth Partners Fund I, L.P.	325,000
Sequoia Capital China GF Principals Fund I, L.P.	1,672,000
Made In China Ltd.	1,296,000
TOTAL	79,127,000

EXHIBIT H
NOTICES
If to the Company, the Subsidiaries or Founders:
Attention: Mr. Ma Shing Yung
Address: 1602, Tower 1, the Metropolis Residence, 8 Metropolis Road, Hung Hom, Kowloon, Hong Kong
Telephone: (852) 2330-2039
Facsimile: (852) 2330-6739
If to Grow Grand Limited:
Attention: Mr. Ma Shing Yung
Address: Flat K, 47/F, Block 2, Royal Peninsula, 8 Hung Lai Road, Hung Hom, Kowloon, Hong Kong
Telephone: (852) 9327-6488
Facsimile: (852) 2621-3338
If to Magnetic Star Holdings Limited:
Attention: Ms. Luan Li
Address: House 15, 93 Repulse Bay Road, Hong Kong
Telephone: (852) 2812-9836
Facsimile: (852) 2812-7691
If to Limewater Limited:
Attention: XIA, Yu
Address: Room C, Flr 6, Bld 18 Serenity, Tai Po Tau Road, Tai Po, N.T., Hong Kong
Telephone: (852) 6120-6230
Facsimile: (852) 2330-4728
If to Natural Eternity Limited:
Attention: Law Kin Ip
Address: Flat C, 1/F, Block 6, Beverly Villas, 16 La Salle Road, Kowloon, Hong Kong
Telephone: (852) 9327-6488
Facsimile: (852) 2849-5662

If to Honeycomb Assets Management Limited:
Attention: Fu Ming Xia
Address: 4C Somerset, 67 Repulse Bay Road, Hong Kong
Telephone: (852) 9021-5372
Facsimile: (852) 2517-6671
If to Win Seasons Finance Ltd:
Attention: Gordon Wang
Address: 34 Kennedy Road, Seaview Mansion, Spt A3, Central HK
Telephone: (852) 9174-8196
Facsimile: (852) 2330-4728
If to Valuetrue Investments Limited:
Attention: Chiu Na Lai
Address: Flat K, 47/F, Block 2, Royal Peninsula, 8 Hung Lai Road, Hung Hom, Kowloon, Hong Kong
Telephone: (852) 9120-2981
Facsimile: (852) 2621-3338
If to Chic Holdings Limited:
Attention: Lei Kam Chong
Address: Suite 1203, Garden East, 222 Queen’s Road, East Wanchai, Hong Kong
Telephone: (852) 3973-3123
Facsimile: (852) 3973-3123
If to Lu Rong:
Address: 106 Pak To Avenue, Portofino, Clear Water Bay, Hong Kong
Telephone: (852) 9462-0258
Facsimile: (852) 2230-8406
If to Sequoia Capital China I, L.P., Sequoia Capital China Partners Fund I, L.P., Sequoia Capital China Principals Fund I, L.P., Sequoia Capital China Growth Fund I, Sequoia Capital China Growth Partners Fund I, L.P. and Sequoia Capital China GF Principals Fund I, L.P.:

Attention: Neil Shen
Address: Sequoia Capital China, Suite 2215, 22/F, Two Pacific Place, 88 Queensway, Hong Kong
Telephone: (852) 2501-5241
Facsimile: (852) 2501-5249
If to SIG:
Attention: Michael L. Spolan
Address: 101 California Street, Suite 3250, San Francisco, CA 94111, USA
Telephone: (1) (610) 6173896
Facsimile: (1) (415) 4036510
With a copy to:
Attention: Tim Gong
Address: Suite 1504-05, Corporate Avenue, 222 Hu Bin Road, Shanghai, 200021, P.R. China
Telephone: (86 21) 61222888
Facsimile: (86 21) 61223488
If to Walden:
Attention: Jeffrey Zeng
Address: One California Street, 28th Floor, San Francisco, CA 94111, USA
Telephone: (1) 415-765-7100
Facsimile: (1) 415-765-7200
If to Made In China Ltd.:
Attention: Kezhong Wu
Address: 5th Floor,832 Huamu Road, Shanghai 201204 P.R.China
Tel: (86 21) 50591378-1032
Facsimile: (86 21) 5045-3554